--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              PREMIER SELECTIONS
                                LARGE CAP FUND
--------------------------------------------------------------------------------

     PREMIER SELECTIONS SERIES  |  SEMI-ANNUAL REPORT  |  OCTOBER 31, 2001



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./sm/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]

   Alan J. Blake
   [PHOTO]

   Giri Bogavelli
   Steven Craige




   [GRAPHIC] Premier Selections Series

 Semi-Annual Report . October 31, 2001

 SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND


      ALAN J. BLAKE

      Alan Blake has more than 23 years of experience and has managed the Fund since its inception in 1999. He also manages the growth portion of the Fund.

      Education: BS from Lehigh University, MS from the State University of New York.

      GIRI BOGAVELLI, CFA

      Giri Bogavelli, CFA, has more than 12 years of securities business experience. He also co-manages the value portion of the Fund.

      Education: B.A. from St. Stephen's College, Delhi, India, MA from Columbia University.

      STEVEN CRAIGE, CFA

      Steven Craige, CFA, has 17 years of securities business experience with Salomon Smith Barney and its predecessor firms. He also co-manages the value portion of the Fund.

      Education: B.A. from the University of Vermont.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth by investing in approximately 40 large, established companies that the portfolio managers believe offer the potential for superior long-term growth.

      FUND FACTS

      FUND INCEPTION
      -----------------
      August 31, 1999

      COMBINED INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      52 Years

                    CLASS A CLASS B CLASS L
--------------------------------------------
NASDAQ               SPSAX   SPSBX   SPSLX
--------------------------------------------
INCEPTION           8/31/99 8/31/99 8/31/99
--------------------------------------------

Average Annual Total Returns as of October 31, 2001


                              Without Sales Charges/(1)/
                              Class A  Class B   Class L
----------------------------------------------------------
Six-Month+                    (13.15)% (13.50)%  (13.50)%
----------------------------------------------------------
One-Year                      (21.03)  (21.64)   (21.64)
----------------------------------------------------------
Since Inception++              (6.92)   (7.63)    (7.63)
----------------------------------------------------------

                                With Sales Charges/(2)/
                              Class A  Class B  Class L
----------------------------------------------------------
Six-Month+                    (17.47)% (17.83)%  (15.22)%
----------------------------------------------------------
One-Year                      (24.98)  (25.51)   (23.17)
----------------------------------------------------------
Since Inception++              (9.09)   (8.90)    (8.07)
----------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception date for Class A, B and L shares is August 31, 1999.


What's Inside
Your Investment in the Smith Barney
Premier Selections Large Cap Fund ............................................1
Letter to Our Shareholders ...................................................2
Fund at a Glance..............................................................5
Historical Performance .......................................................6
Growth of $10,000 ............................................................8
Schedule of Investments ......................................................9
Statement of Assets and Liabilities .........................................11
Statement of Operations .....................................................12
Statements of Changes in Net Assets .........................................13
Notes to Financial Statements ...............................................14
Financial Highlights ........................................................18

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/sm/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

     YOUR INVESTMENT IN THE SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND

Portfolio manager Alan Blake focuses on identifying high-quality, large-company growth stocks and portfolio managers Giri Bogavelli and Steven Craige focus on selecting established companies with compelling valuations. The result: a portfolio of 40 of their best stock ideas. Your investment in the Smith Barney Premier Selections Large Cap Fund ("Portfolio") represents an opportunity for you, the serious investor, to invest in what we believe are dynamic, large-cap growth and value companies -- many of which may be as dominant globally as they are domestically.

[GRAPHIC]
          Targeting Quality Companies
          Alan, Giri and Steven seek to identify large capitalization companies that they believe offer the strongest potential for substantial, long-term capital appreciation. They focus on the "best ideas" from their experienced growth and value teams, and manage them as a concentrated portfolio.

[GRAPHIC]
          Demonstrated Leadership in Both Growth and Value Disciplines
          Your investment in the Portfolio offers you the opportunity to participate in some of the major companies across the large capitalization spectrum: growth stocks -- companies that have exhibited faster-than-
          average gains in earnings -- and value stocks -- companies that are deemed to be undervalued by the market or out of favor with investors. Historically, the stock market has favored growth and value investment approaches at different times. An investment approach combining growth and value investment styles can be a prudent way to expand your large-cap stock opportunities over time.

[GRAPHIC]
          The "Best of the Best" -- the Premier Selections Series
          The Premier Selections Series is a selection of Smith Barney Mutual Funds showcasing our best investment ideas, managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complimentary investment management styles to create broader, multi-class and multi-cap options.

[GRAPHIC]
          A Distinguished History of Managing Your Serious Money
          Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith
          Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

          Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup Inc.
          At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


1 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

Dear Shareholder:

We herein present the semi-annual report for the Smith Barney Premier Selections Large Cap Fund ("Portfolio") for the period ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the six months ended October 31, 2001, the Portfolio's Class A shares, without sales charges, returned negative 13.15%. In comparison, the Russell 1000 Index/1/ returned negative 14.85% for the same period. Past performance is not indicative of future results.

Investment Strategy
The Portfolio's investment strategy is to combine two complementary, but different, investment styles (value/2/ and growth/3/), and to invest in what we believe to be the most attractive stocks within the two disciplines. Our value discipline seeks to identify companies whose stock prices do not currently reflect the underlying value of corporate assets or earnings potential. Factors such as price-to-earnings ("P/E")/4/ and price-to-sales/5/ ratios, among others, are used to target stocks selling at a discount to their intrinsic value. Our growth discipline seeks to identify companies that anticipate above-average earnings growth rates.

The Portfolio invests in well-established, large-capitalization companies, many of which are dominant globally as well as in the U.S. The Portfolio seeks to build a portfolio based on our best stock-picking ideas -- companies that we believe offer superior total return potential over time. Within the large-cap universe, we look for world-class companies that possess industry dominance, that drive innovation and that offer top products and services. We believe our investment process enables our shareholders to participate in a concentrated portfolio of quality, large-capitalization growth and value companies.

In the growth portion of the Portfolio, we emphasize individual security selection. We specifically seek to identify a core group of large-capitalization growth stocks that share a number of characteristics, including: strong financials (i.e., consistent and sustainable earnings growth, significant free cash flow and high returns on equity); an ability to deliver world-class products or services to the global marketplace; dominance within growth industries for which there are high barriers to entry; and strong managements. We believe that companies like these can deliver the earnings growth and strong cash flows that, over time, will be reflected in stock prices.

In the value portion of the Portfolio, we search for what we believe to be undervalued stocks of established, well recognized but temporarily out-of-favor companies. We specifically consider companies with strong future earnings prospects and durable competitive advantages within their respective markets. We also seek companies that demonstrate a consistent ability to return capital to shareholders, and that take strategic initiatives to make improvements in the value of their businesses. As part of this process, we conduct extensive quantitative screening and "bottom-up"/6/ fundamental research. Of the 500 largest U.S. companies, we consider only securities that meet our strict liquidity requirements and that have greater-than-average dividend yields and/or three-year average free cash flow yields.

--------
1 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
2 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
3 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
4 The P/E ratio is the price of a stock divided by its earnings per share.
5 The price-to-sales ratio is the price of a stock divided by its revenues per share.
6 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.


2 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

Please note that investing in a non-diversified fund such as the Smith Barney Premier Selections Large Cap Fund that may invest in the securities of approximately 40 companies may entail a greater degree of risk than is normally associated with more widely diversified funds.

Portfolio Overview -- Large Cap Value
With no precedent for the violence and destruction that was recently inflicted on the U.S. to serve as a frame of reference, market observers' opinions about the future direction of markets and patterns of economic growth currently vary even more widely than usual. The initial market reaction to the exponential rise in these uncertainties resulted in a broad, downward revaluation of nearly all equity sectors to more attractively priced levels for the long-term investor seeking new values, from our perspective. The performance of the value portion of the Portfolio was in line with the value-oriented constituents of the benchmark although we were not satisfied, as clearly our objective is to outperform over an extended period of time. Positions in Bank of America Corp. and Bristol-Myers Squibb Co. were among the top contributors to relative performance during the period. Additionally, Chubb Corp. and Marsh & McLennan Cos., Inc. held up and we believe should continue benefiting from a hardening insurance pricing market that has accelerated in the wake of the recent attacks.

Performance was primarily constrained by overweight positions in the securities of certain utility and capital markets-sensitive financials including Williams Cos., Inc., El Paso Corp., Mellon Financial Corp. and J.P. Morgan Chase & Co. Our favorable view of the company-specific fundamentals, growth prospects and substantial intrinsic value for each of these securities is unchanged.

Portfolio Overview -- Large Cap Growth
In the wake of the tragic events of September 11th, it may be helpful to look back at the fundamentals that were in place prior to that day in order to see how the events have shaped recent market action. Our overriding macro view of the equity markets begins with a recognition that the U.S. stock market had entered a bear/7/ phase in March 2000. Indeed, the market sell-off after September 11, 2001 may mark the end of that bear phase, as we saw an emotional washout that took stocks to excessive lows.

During the period, the growth portion of the Portfolio was impacted by the ongoing bear market in technology. Fortunately, the Portfolio's diversification in other key areas of growth such as the pharmaceuticals and financial services sectors provided some offset. Pfizer Inc., Berkshire Hathaway Inc., Wm. Wrigley Jr. Co. and Microsoft Corp. cut across all sectors and were the standout performers of the Portfolio's growth portion during the period.

We were disappointed with the Portfolio's investments in technology. The growth portion of the Portfolio's performance was negatively impacted by investments in the semiconductor sector, which we began to favor in anticipation of an early recovery. We continued to add to the sector, specifically Intel Corp. and Texas Instruments Inc. We also eliminated the Portfolio's holdings in Fannie Mae during the period.

Market and Portfolio Outlook
While the ongoing implications of the September 11th terrorist attacks are difficult to predict, we believe the prospects for the U.S. equity markets are in line with historical averages. In our view, beyond the initial market sell-off, the key variables influencing the market's direction continue to be the duration of the current economic downturn, the timing of its ultimate recovery, and the extent to which consumer spending is likely to drop.

--------
7 Bear markets are typically defined as having declined 15% or more.


3 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

It is important to note that, even with today's economic and political uncertainty, a number of positive fundamental factors have fallen into place. Among them are:
    . Lower interest rates;
    . Lower taxes;
    . Lower energy prices;
    . Record mortgage refinancings; and
    . Lower oil prices.

Our outlook is therefore positive for the coming year. We believe the bear market in stocks ended in late September 2001, and while we do not expect to see the outsized returns of the late 1990s, we do believe that equities are poised to outperform other asset classes in 2002. While no assurances can be made, we believe this will be best accomplished through the dominant franchise companies that comprise the Portfolio's holdings.

Thank you for your investment in the Smith Barney Premier Selections Large Cap Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon /s/ Alan J. Blake
Chairman              Vice President and
                      Investment Officer

/s/ Giri Bogavelli    /s/ Steve Craige
Vice President and    Vice President and
Investment Officer    Investment Officer

November 12, 2001


The information provided in this commentary represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 9 and 10 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of October 31, 2001 and is subject to change.


4 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

    Smith Barney Premier Selections Large Cap Fund at a Glance (unaudited)


 Top Ten Holdings*+

1. Pfizer Inc.............................................. 4.1%
2. El Paso Corp............................................ 4.0
3. Berkshire Hathaway Inc., Class A Shares................. 3.7
4. The Coca-Cola Co........................................ 3.6
5. Marsh & McLennan Cos., Inc.............................. 3.5
6. Mellon Financial Corp................................... 3.3
7. American International Group, Inc....................... 3.2
8. The Chubb Corp.......................................... 3.2
9. Wm. Wrigley Jr. Co...................................... 3.1
10. Merrill Lynch & Co., Inc............................... 3.1

                           Industry Diversification*+

[CHART]
  8.3%  Consumer Products
  5.7%  Diversified/Conglomerate
  7.8%  Entertainment & Leisure
 11.0%  Financial Services
 11.5%  Healthcare/Drugs/Hospital Supplies
 13.7%  Insurance
 11.3%  Oil & Gas
  4.8%  Retail
  9.1%  Technology
  4.3%  Telecommunications
 12.5%  Other

                            Investment Breakdown*++

[CHART]

100% Common Stock

*All information is as of October 31, 2001. Please note that the Portfolio's holdings are subject to change.
+As a percentage of total common stock.
++As a percentage of total investments.



5 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares



                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions  Returns/(1)/
--------------------------------------------------------------------------------
10/31/01               $11.10    $ 9.64     $0.00       $0.00        (13.15)%+
--------------------------------------------------------------------------------
4/30/01                 12.34     11.10      0.00        0.15         (8.93)
--------------------------------------------------------------------------------
Inception* -- 4/30/00   11.40     12.34      0.00        0.00          8.25+
--------------------------------------------------------------------------------
  Total                                     $0.00       $0.15
--------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions  Returns/(1)/
--------------------------------------------------------------------------------
10/31/01               $10.96    $ 9.48     $0.00       $0.00        (13.50)%+
--------------------------------------------------------------------------------
4/30/01                 12.28     10.96      0.00        0.15         (9.63)
--------------------------------------------------------------------------------
Inception* -- 4/30/00   11.40     12.28      0.00        0.00          7.72+
--------------------------------------------------------------------------------
  Total                                     $0.00       $0.15
--------------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions  Returns/(1)/
--------------------------------------------------------------------------------
10/31/01               $10.96    $ 9.48     $0.00       $0.00        (13.50)%+
--------------------------------------------------------------------------------
4/30/01                 12.28     10.96      0.00        0.15         (9.63)
--------------------------------------------------------------------------------
Inception* -- 4/30/00   11.40     12.28      0.00        0.00          7.72+
--------------------------------------------------------------------------------
  Total                                     $0.00       $0.15
--------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


6 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Average Annual Total Returns


                                                   Without Sales Charges/(1)/
                                                  --------------------------
                                                  Class A   Class B  Class L
------------------------------------------------------------------------------
Six Months Ended 10/31/01+                        (13.15)%  (13.50)% (13.50)%
------------------------------------------------------------------------------
Year Ended 10/31/01                               (21.03)   (21.64)  (21.64)
------------------------------------------------------------------------------
Inception* through 10/31/01                        (6.92)    (7.63)   (7.63)
------------------------------------------------------------------------------
                                                    With Sales Charges/(2)/
                                                  --------------------------
                                                  Class A   Class B  Class L
------------------------------------------------------------------------------
Six Months Ended 10/31/01+                        (17.47)%  (17.83)% (15.22)%
------------------------------------------------------------------------------
Year Ended 10/31/01                               (24.98)   (25.51)  (23.17)
------------------------------------------------------------------------------
Inception* through 10/31/01                        (9.09)    (8.90)   (8.07)
------------------------------------------------------------------------------

 Cumulative Total Returns

                                                  Without Sales Charges/(1)/
-----------------------------------------------------------------------------
Class A (Inception* through 10/31/01)                      (14.39)%
-----------------------------------------------------------------------------
Class B (Inception* through 10/31/01)                      (15.80)
-----------------------------------------------------------------------------
Class L (Inception* through 10/31/01)                      (15.80)
-----------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
 *Inception date for Class A, B and L shares is August 31, 1999.
 +Total return is not annualized, as it may not be representative of the total return for the year.


7 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance (unaudited)


Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Premier Selections Large Cap Fund vs. Russell 1000 Index+
--------------------------------------------------------------------------------
                          August 1999 -- October 2001



                                             [CHART]

              Smith Barney Premier  Smith Barney Premiere  Smith Barney Premiere
               Selections Large      Selections Large       Selections Large
                    Cap Fund              Cap Fund               Cap Fund
                 Class A Shares        Class B Shares         Class L Shares     Russell 1000 Index
              --------------------  ---------------------  --------------------- ------------------
Aug 31, 1999         9,500                10,000                 9,896                10,000
Oct 1999             9,425                 9,904                 9,800                10,379
Apr 2000            10,283                10,772                10,660                11,388
Oct 2000            10,300                10,746                10,634                11,319
Apr 30, 2001         9,365                 9,735                 9,634                 9,773
Oct 31, 2001         8,133                 8,171                 8,333                 8,322

+Hypothetical illustration of $10,000 invested in Class A, B and L shares on August 31, 1999 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Russell 1000 Index is a capitalization weighted total return index which is comprised of 1,000 of some of the larger-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. This Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

8 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited)                           October 31, 2001


          SHARES                      SECURITY                    VALUE
     ----------------------------------------------------------------------
     COMMON STOCK -- 100.0%
     Aluminum -- 1.5%
              226,000 Alcoa Inc.                               $ 7,293,020
     ---------------------------------------------------------------------
     Beverage -- 3.6%
              359,700 The Coca-Cola Co.                         17,222,436
     ---------------------------------------------------------------------
     Chemical -- 2.3%
              337,600 The Dow Chemical Co.                      11,225,200
     ---------------------------------------------------------------------
     Computer Software -- 2.3%
              167,800 Microsoft Corp.*                           9,757,570
              361,100 Novell, Inc.*                              1,278,294
     ---------------------------------------------------------------------
                                                                11,035,864
     ---------------------------------------------------------------------
     Consumer Products -- 8.3%
              467,800 The Gillette Co.                          14,543,902
              190,000 Kimberly-Clark Corp.                      10,546,900
              300,000 Wm. Wrigley Jr. Co.                       15,015,000
     ---------------------------------------------------------------------
                                                                40,105,802
     ---------------------------------------------------------------------
     Diversified/Conglomerate -- 5.7%
              400,000 General Electric Co.                      14,564,000
              267,200 Tyco International Ltd.                   13,130,208
     ---------------------------------------------------------------------
                                                                27,694,208
     ---------------------------------------------------------------------
     Entertainment & Leisure -- 7.8%
              416,400 AOL Time Warner Inc.*                     12,995,844
              500,000 Carnival Corp.                            10,890,000
              750,000 The Walt Disney Co.                       13,942,500
     ---------------------------------------------------------------------
                                                                37,828,344
     ---------------------------------------------------------------------
     Financial Services -- 11.0%
              174,000 Bank of America Corp.                     10,264,260
              345,000 J.P. Morgan Chase & Co.                   12,199,200
              470,000 Mellon Financial Corp.                    15,792,000
              340,000 Merrill Lynch & Co., Inc.                 14,861,400
     ---------------------------------------------------------------------
                                                                53,116,860
     ---------------------------------------------------------------------
     Healthcare/Drugs/Hospital Supplies -- 11.5%
              189,600 Bristol-Myers Squibb Co.                  10,134,120
              187,500 Eli Lilly & Co.                           14,343,750
              180,000 Merck & Co., Inc.                         11,485,800
              475,000 Pfizer Inc.                               19,902,500
     ---------------------------------------------------------------------
                                                                55,866,170
     ---------------------------------------------------------------------
     Insurance -- 13.7%
              200,000 American International Group, Inc.        15,720,000
                  250 Berkshire Hathaway Inc., Class A Shares*  17,800,000
              230,000 The Chubb Corp.                           15,709,000
              175,000 Marsh & McLennan Cos., Inc.               16,931,250
     ---------------------------------------------------------------------
                                                                66,160,250
     ---------------------------------------------------------------------
     Machinery/Industrial -- 2.8%
              234,000 Illinois Tool Works Inc.                  13,384,800
     ---------------------------------------------------------------------

                      See Notes to Financial Statements.


9 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)               October 31, 2001



  SHARES             SECURITY                VALUE
-------------------------------------------------------
Oil & Gas -- 11.3%
  511,700 Diamond Offshore Drilling, Inc. $ 14,122,920
  390,000 El Paso Corp.                     19,133,400
  199,800 Exxon Mobil Corp.                  7,882,110
  470,000 The Williams Cos., Inc.           13,568,900
------------------------------------------------------
                                            54,707,330
------------------------------------------------------
Retail -- 4.8%
  150,000 Amazon.com, Inc.                   1,047,000
  735,000 The Gap, Inc.                      9,606,450
  330,000 The Home Depot, Inc.              12,615,900
------------------------------------------------------
                                            23,269,350
------------------------------------------------------
Technology -- 9.1%
  384,400 Cisco Systems, Inc.*               6,504,048
  350,000 Hewlett-Packard Co.                5,890,500
  476,200 Intel Corp.                       11,628,804
  545,400 Motorola, Inc.                     8,928,198
  402,000 Texas Instruments Inc.            11,251,980
------------------------------------------------------
                                            44,203,530
------------------------------------------------------
Telecommunications -- 4.3%
  273,000 SBC Communications Inc.           10,404,030
  520,000 Sprint Corp.                      10,400,000
------------------------------------------------------
                                            20,804,030
------------------------------------------------------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $559,503,525**)        $483,917,194
------------------------------------------------------
-------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


10 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities (unaudited)               October 31, 2001

ASSETS:
   Investments, at value (Cost -- $559,503,525)                       $483,917,194
   Receivable for securities sold                                        4,224,239
   Receivable for Fund shares sold                                         150,572
   Dividends and interest receivable                                       685,709
------------------------------------------------------------------------------------
   Total Assets                                                        488,977,714
------------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank                                                       3,356,717
   Investment advisory fee payable                                         337,300
   Distribution fees payable                                               147,428
   Payable for Fund shares purchased                                        36,492
   Accrued expenses                                                        368,805
------------------------------------------------------------------------------------
   Total Liabilities                                                     4,246,742
------------------------------------------------------------------------------------
Total Net Assets                                                      $484,730,972
------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                        $     50,945
   Capital paid in excess of par value                                 582,852,348
   Accumulated net investment loss                                        (672,608)
   Accumulated net realized loss from security transactions            (21,913,382)
   Net unrealized depreciation of investments                          (75,586,331)
------------------------------------------------------------------------------------
Total Net Assets                                                      $484,730,972
------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                              10,947,948
----------------------------------------------------------------------------------
   Class B                                                              23,015,029
----------------------------------------------------------------------------------
   Class L                                                              16,981,822
----------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                            $9.64
----------------------------------------------------------------------------------
   Class B *                                                                 $9.48
----------------------------------------------------------------------------------
   Class L **                                                                $9.48
----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)        $10.15
----------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)         $9.58
------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


11 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

                      See Notes to Financial Statements.

Statement of Operations (unaudited)    For the Six Months Ended October 31, 2001


INVESTMENT INCOME:
   Dividends                                                                    $  4,156,174
   Interest                                                                          153,535
----------------------------------------------------------------------------------------------
   Total Investment Income                                                         4,309,709
----------------------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                                      2,365,346
   Investment advisory fee (Note 2)                                                2,121,194
   Shareholder and system servicing fees                                             327,257
   Registration fees                                                                  60,652
   Shareholder communications                                                         56,929
   Audit and legal                                                                    19,121
   Directors' fees                                                                    16,093
   Custody                                                                            13,087
   Other                                                                               2,638
----------------------------------------------------------------------------------------------
   Total Expenses                                                                  4,982,317
----------------------------------------------------------------------------------------------
Net Investment Loss                                                                 (672,608)
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding short-term securities):
     Proceeds from sales                                                         156,039,322
     Cost of securities sold                                                     163,854,458
----------------------------------------------------------------------------------------------
   Net Realized Loss                                                              (7,815,136)
----------------------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of period                                                          (5,105,882)
     End of period                                                               (75,586,331)
----------------------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                                       (70,480,449)
----------------------------------------------------------------------------------------------
Net Loss on Investments                                                          (78,295,585)
----------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                          $(78,968,193)
----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


12 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets

For the Six Months Ended October 31, 2001 (unaudited) and the Year Ended April 30, 2001


                                                                    October 31      April 30
-------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                             $    (672,608) $  (2,395,395)
   Net realized loss                                                  (7,815,136)    (9,381,060)
   Increase in net unrealized depreciation                           (70,480,449)   (58,377,617)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                            (78,968,193)   (70,154,072)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                         --     (8,641,170)
   Capital                                                                    --       (161,519)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions To Shareholders                  --     (8,802,689)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                                    9,775,047     58,333,453
   Net asset value of shares issued for reinvestment of dividends             --      8,405,148
   Cost of shares reacquired                                         (63,951,246)  (153,784,059)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions               (54,176,199)   (87,045,458)
-------------------------------------------------------------------------------------------------
Decrease in Net Assets                                              (133,144,392)  (166,002,219)

NET ASSETS:
   Beginning of period                                               617,875,364    783,877,583
-------------------------------------------------------------------------------------------------
   End of period*                                                  $ 484,730,972  $ 617,875,364
-------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                         $(672,608)            --
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


13 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

The Smith Barney Premier Selections Large Cap Fund ("Portfolio"), a separate investment portfolio of the Smith Barney Investment Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios:
Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) direct expenses are charged to each class; investment advisory fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $745,832 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays SBFM an advisory fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder record-keeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended October 31, 2001, the Portfolio paid transfer agent fees of $278,190 to CFTC.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolio's distributors. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.


14 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

For the six months ended October 31, 2001, SSB received brokerage commissions of $28,930.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended October 31, 2001, SSB received sales charges of $30,000 and $30,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the six months ended October 31, 2001, CDSCs paid to SSB were approximately:

                                        Class B  Class L
---------------------------------------------------------
CDSCs                                   $439,000 $6,000
---------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended October 31, 2001, total Distribution Plan fees were as follows:

                                        Class A   Class B   Class L
---------------------------------------------------------------------
Distribution Plan Fees                  $153,960 $1,270,124 $941,262
--------------------------------------------------------------------
---------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------------------------------------
Purchases                               $105,389,234
----------------------------------------------------
Sales                                    156,039,322
----------------------------------------------------

At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------
Gross unrealized appreciation           $  29,102,187
Gross unrealized depreciation            (104,688,518)
------------------------------------------------------
Net unrealized depreciation             $ (75,586,331)
------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The


15 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended October 31, 2001, the Portfolio did not enter into any reverse repurchase agreement transactions.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 2001, the Portfolio did not hold any futures contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2001, the Portfolio did not have any securities on loan.

8. Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Portfolio did not hold any purchased call or put option contracts.


16 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the six months ended October 31, 2001, the Portfolio did not enter into any written covered call or put option contracts.

9. Capital Shares

At October 31, 2001, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At October 31, 2001, total paid-in capital amounted to the following for each class:

                                Class A      Class B      Class L
---------------------------------------------------------------------
Total Paid-in Capital         $124,450,574 $263,747,869 $194,704,850
--------------------------------------------------------------------

Transactions in shares of each class were as follows:

                             Six Months Ended             Year Ended
                             October 31, 2001           April 30, 2001
                         ------------------------  ------------------------
                           Shares       Amount       Shares       Amount
-----------------------------------------------------------------------------
Class A
Shares sold                 298,774  $  3,199,280   1,094,671  $ 12,922,937
Shares issued on
 reinvestment                    --            --     150,487     1,787,785
Shares reacquired        (1,293,780)  (13,284,732) (3,247,318)  (38,128,889)
----------------------------------------------------------------------------
Net Decrease               (995,006) $(10,085,452) (2,002,160) $(23,418,167)
----------------------------------------------------------------------------
Class B
Shares sold                 299,194  $  3,130,755   1,624,731  $ 19,008,281
Shares issued on
 reinvestment                    --            --     320,572     3,773,158
Shares reacquired        (2,650,399)  (27,323,291) (4,994,226)  (57,735,458)
----------------------------------------------------------------------------
Net Decrease             (2,351,205) $(24,192,536) (3,048,923) $(34,954,019)
----------------------------------------------------------------------------
Class L
Shares sold                 331,787  $  3,445,012   2,247,558  $ 26,402,235
Shares issued on
 reinvestment                    --            --     241,649     2,844,205
Shares reacquired        (2,253,382)  (23,343,223) (4,979,164)  (57,919,712)
----------------------------------------------------------------------------
Net Decrease             (1,921,595) $(19,898,211) (2,489,957) $(28,673,272)
----------------------------------------------------------------------------


17 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares                             2001/(1)(2)/   2001/(2)/  2000/(2)(3)/
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $11.10       $12.34       $11.40

----------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                          0.02         0.03         0.02
 Net realized and unrealized gain (loss)       (1.48)       (1.12)        0.92

----------------------------------------------------------------------------------
Total Income (Loss) From Operations            (1.46)       (1.09)        0.94

----------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                               --        (0.15)          --
 Capital                                          --        (0.00)*         --

----------------------------------------------------------------------------------
Total Distributions                               --        (0.15)          --

----------------------------------------------------------------------------------
Net Asset Value, End of Period                $ 9.64       $11.10       $12.34

----------------------------------------------------------------------------------
Total Return                                  (13.15)%++    (8.93)%       8.25%++

----------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $105,550     $132,618     $172,141

----------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.16%+       1.16%        1.17%+
 Net investment income                         0.36+         0.27         0.29+

----------------------------------------------------------------------------------
Portfolio Turnover Rate                           19%          10%          15%

----------------------------------------------------------------------------------

Class B Shares                             2001/(1)(2)/   2001/(2)/  2000/(2)(3)/
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $10.96       $12.28       $11.40

----------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                           (0.02)       (0.06)       (0.04)
 Net realized and unrealized gain (loss)       (1.46)       (1.11)        0.92

----------------------------------------------------------------------------------
Total Income (Loss) From Operations            (1.48)       (1.17)        0.88

----------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                               --        (0.15)          --
 Capital                                          --        (0.00)*         --

----------------------------------------------------------------------------------
Total Distributions                               --        (0.15)          --

----------------------------------------------------------------------------------
Net Asset Value, End of Period                $ 9.48       $10.96       $12.28

----------------------------------------------------------------------------------
Total Return                                  (13.50)%++    (9.63)%       7.72%++

----------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $ 218,188     $278,048     $348,987

----------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.93%+       1.93%        1.94%+
 Net investment loss                           (0.40)+      (0.51)       (0.48)+

----------------------------------------------------------------------------------
Portfolio Turnover Rate                           19%          10%          15%

----------------------------------------------------------------------------------

(1)For the six months ended October 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the average shares method.
(3)For the period from August 31, 1999 (inception date) to April 30, 2000.
 * Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.

18 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class L Shares                             2001/(1)(2)/   2001/(2)/   2000/(2)(3)/
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $10.96        $12.28       $11.40
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                          (0.02)        (0.06)       (0.04)
 Net realized and unrealized gain (loss)      (1.46)        (1.11)        0.92
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations           (1.48)        (1.17)        0.88
-----------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                              --         (0.15)          --
 Capital                                         --         (0.00)*         --
-----------------------------------------------------------------------------------
Total Distributions                              --         (0.15)          --
-----------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 9.48        $10.96       $12.28
-----------------------------------------------------------------------------------
Total Return                                 (13.50)%++     (9.63)%       7.72%++
-----------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $160,993      $207,209     $262,750
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.93%+        1.93%        1.93%+
 Net investment loss                          (0.41)+       (0.51)       (0.48)+
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                          19%           10%          15%
-----------------------------------------------------------------------------------

(1)For the six months ended October 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the average shares method.
(3)For the period from August 31, 1999 (inception date) to April 30, 2000. *Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.


19 Smith Barney Premier Selections Large Cap Fund | 2001 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                              PREMIER SELECTIONS
                                LARGE CAP FUND


          DIRECTORS                   INVESTMENT ADVISER
          Paul R. Ades                Smith Barney Fund Management LLC
          Herbert Barg
          Dwight B. Crane             DISTRIBUTORS
          Frank Hubbard               Salomon Smith Barney Inc.
          Heath B. McLendon, Chairman PFS Distributors, Inc.
          Jerome Miller
          Ken Miller                  CUSTODIAN
                                      PFPC Trust Company
          OFFICERS
          Heath B. McLendon           TRANSFER AGENT
          President and               Citi Fiduciary Trust Company
          Chief Executive Officer     125 Broad Street, 11th Floor
                                      New York, New York 10004
          Lewis E. Daidone
          Senior Vice President       SUB-TRANSFER AGENT
          and Treasurer               PFPC Global Fund Services
                                      P.O. Box 9699
          Alan J. Blake               Providence, Rhode Island
          Vice President and          02940-9699
          Investment Officer
                                      PFS Shareholder Services
          Giri Bogavelli, CFA         3100 Breckinridge Blvd.
          Vice President and          Duluth, Georgia 30099
          Investment Officer

          Steven Craige, CFA
          Vice President and
          Investment Officer

          Paul A. Brook
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney Premier Selections Large Cap Fund




 This report is submitted for the general information of shareholders of Smith Barney Investment Funds, Inc. -- Smith Barney Premier Selections Large Cap Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



Salomon Smith Barney
A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01760 12/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              PREMIER SELECTIONS
                              ALL CAP GROWTH FUND
--------------------------------------------------------------------------------

     PREMIER SELECTIONS SERIES  |  SEMI-ANNUAL REPORT  |  OCTOBER 31, 2001



[LOGO] Smith Barney
       Mutual Funds
-----------------------------------------------
Your Serious Money. Professionally Managed./SM/


       ----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       ----------------------------------------------------------------

[PHOTO]


               ALAN BLAKE, LARRY
               WEISSMAN, TIM WOODS
               Portfolio Managers

   [GRAPHIC]

         Premier Selections Series

 Semi-Annual Report . October 31, 2001

 SMITH BARNEY PREMIER
 SELECTIONS ALL CAP GROWTH FUND

      ALAN BLAKE

      Alan Blake has more than 23 years experience and has managed the Fund since its inception in 2000
      Education: BS from Lehigh University, MS from the State University of New York.

      LARRY WEISSMAN

      Larry Weissman, CFA, has more than 17 years of securities business experience.
      Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

      TIM WOODS

      Tim Woods, CFA, has more than 16 years of securities business experience.
      Education: BS in Accounting from Florida A&M, MBA in Finance from University of Pennsylvania's Wharton School of Business.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth by investing in three different areas: large cap growth, mid cap growth and small cap growth. The large cap growth segment of the Fund invests primarily in equity securities of companies that possess a market capitalization within the range of companies in the Russell 1000 Growth Index. The mid cap growth segment of the Fund invests primarily in equity securities that possess a market capitalization within the range of companies in the S&P MidCap 400 Index. The Small Cap growth segment invests primarily in equity securities of companies that possess a market capitalization within the range of companies in the Russell 2000 Growth Index.

      FUND FACTS

      FUND INCEPTION
      ---------------------------
      June 30, 2000

      MANAGER TENURE
      ---------------------------
      Since Inception

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      ---------------------------
      23 Years (Alan Blake)
      17 Years (Larry Weissman)
      16 Years (Tim Woods)

Average Annual Total Returns as of October 31, 2001

          CLASS A CLASS B CLASS L
----------------------------------
NASDAQ     SPAAX   SPBBX   SPBLX
----------------------------------
INCEPTION 6/30/00 6/30/00 6/30/00
----------------------------------


                    Without Sales Charges/(1)/
                    Class A  Class B  Class L
  ---------------------------------------------
  Six Months+       (18.53)% (18.95)% (18.95)%
  ---------------------------------------------
  One-Year          (31.95)  (32.55)  (32.55)
  ---------------------------------------------
  Since Inception++ (26.74)  (27.33)  (27.33)
  ---------------------------------------------

                     With Sales Charges/(2)/
                    Class A  Class B  Class L
  ---------------------------------------------
  Six Months+       (22.63)% (23.01)% (20.54)%
  ---------------------------------------------
  One-Year          (35.34)  (35.92)  (33.88)
  ---------------------------------------------
  Since Inception++ (29.50)  (29.51)  (27.89)
  ---------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

 + Total return is not annualized, as it may not be representative of the total return for the year.

  ++ Inception date for Class A, B and L shares is June 30, 2000.


What's Inside
Your Investment in the Smith Barney Premier Selections All Cap Growth Fund ...1
Letter to Our Shareholders ...................................................2
Historical Performance........................................................6
Fund at a Glance..............................................................7
Schedule of Investments ......................................................8
Statement of Assets and Liabilities .........................................12
Statement of Operations .....................................................13
Statements of Changes in Net Assets .........................................14
Notes to Financial Statements ...............................................15
Financial Highlights ........................................................19

[LOGO] Smith Barney
       Mutual Funds
----------------------------------------------
Your Serious Money. Professionally Managed/SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                  YOUR INVESTMENT IN THE SMITH BARNEY PREMIER
                        SELECTIONS ALL CAP GROWTH FUND

Portfolio managers Alan Blake, Larry Weissman and Tim Woods bring their experience of identifying quality companies in the small-, mid- and large-cap areas of the market into one portfolio. Your investment in the Smith Barney Premier Selections All Cap Growth Fund represents an opportunity for you, the serious investor, to take advantage of the potential growth of companies of all sizes across a wide range of industries.

[GRAPHIC]Potential for Rapid Earnings Growth
Alan, Larry and Tim seek to identify what they deem to be dynamic businesses with the capability for above-average growth in industries poised for long-term success. The managers look to invest in companies that are leaders in their industries with superior financials and sound management teams.

[GRAPHIC]Three Equity Strategies in One Fund
The combination of Alan, Larry and Tim's investment styles in one fund offers investors the advantages of investing in companies of all sizes in select industries and businesses. Together, they have created a portfolio that they believe may be well positioned with solid long-term capital growth potential.

[GRAPHIC]The "Best of the Best"--the Premier Selections Series
The Premier Selections Series is a selection of Smith Barney mutual funds showcasing our best investment ideas managed by some of our most experienced and proven managers.This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multi-class and multi-cap options.

[GRAPHIC]A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup Inc.

At Citigroup Asset Management, you gain access to blue-chip management delivered professionally.We are proud to offer you, the serious investor, a variety of managed solutions.









1 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

Dear Shareholder,

We herein present the semi-annual report for the Smith Barney Premier Selections All Cap Growth Fund ("Portfolio") for the period ended October 31, 2001. In this report we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the six-month period, the Portfolio's Class A shares, excluding sales charges, returned negative 18.53%. In comparison, the Russell 1000 Growth Index ("Russell 1000 Growth"),/1/ the Standard and Poor's MidCap 400 Index ("S&P MidCap 400")/2/ and the Russell 2000 Growth Index ("Russell 2000 Growth")/3/ returned negative 18.37%, negative 11.21%, and negative 17.14%, respectively, for the same period.

Investment Strategy
The Portfolio seeks long-term capital growth by investing in three different areas of the market: large cap growth, mid cap growth and small cap growth.

Market Overview
The tragic events of September 11th, still fresh in our minds, have been the shaper of recent market action. It may be helpful to look back at the fundamentals that were in place prior to that day.

Our overriding macro view of the equity market starts from a recognition that the U.S. stock market had entered a bear phase in March 2000. The huge mania that had built in the late 1990's broke at that time and culminated, throughout March and April 2001, in an enormous sell-off. At that time we realized that, if history was any guide, we would have a sharp rally followed by a subsequent retest of the March-April lows. Retests tend to be either quiet affairs (where selling simply evaporates) or climactic. We believed a quiet affair would lead us to market lows experienced during the September-October 2000 period. Obviously, a climactic event occurred instead.

As cycles turn, and bear markets turn into bull markets, there are often a few signals we look for that give us some confidence that the worst is behind us. Prior to September 11th, there were a number of these signals that pointed to a bottoming of the market; the U.S. Federal Reserve Board ("Fed") was continuing to ease the federal funds rate ("fed funds rate"),/4/ the yield curve/5/ had become quite steep, and the deceleration in corporate earnings was slowing. However, three substantial signs that there was still risk on the downside remained: sentiment was still reasonably positive, there was a dearth of corporate buy-back activity, and there had been no significant event signaling investor capitulation. Clearly, market psychology had radically changed. In 1998 and 1999, investors were confident that earnings would consistently

--------
1 The Russell 1000 Growth measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note an investor cannot invest directly in an index.
2 The S&P MidCap 400 is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Please note an investor cannot invest directly in an index.
3 The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note an investor cannot invest directly in an index.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


2 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual Report
                                to Shareholders
meet or beat expectations and thus were willing to pay high price-to-earnings ("P/E")/6/ multiples on ever-increasing earnings estimates. Over the last eighteen months, investors have been concerned about earnings estimate reductions and have therefore been unwilling to pay high multiples for stocks that had the potential to disappoint. This is a classic cycle of the market changing from growth- to value-leadership. During the period, value has dramatically outperformed. Since the events of September 11th, visibility on corporate earnings suddenly went from difficult to dismal. The market went into risk-aversion mode, with capital preservation and safety becoming paramount. This could well be the high point of a favoring of value/7/ (seeking stability) versus a growth/8/ (when investors tend to have confidence in the future) investment approach.

What is important to note post-September 11th, is that the markets were in a bear phase for a significant period of time and the market events of late September may indeed mark the end of that bear phase, as we saw an emotional washout that took stocks to excess on the downside.

It is also important to realize that even with all the economic and political uncertainty, a number of fundamental positives are slowly falling into place, among them:
    . Lower interest rates
    . Lower taxes
    . Lower energy prices
    . Record mortgage refinancing
    . Lower oil prices

We believe these factors will lead to a stronger economy in 2002.

Large Cap Review and Outlook
It has always been our overriding belief that stock selection is more important than trying to determine the direction of interest rates or the level of Gross Domestic Product ("GDP")/9/ growth. As such, our focus remains on companies within the large cap growth sector that we feel are delivering unique products or services into the world markets and backing them with strong managements and underlying balance sheet strength. We believe that companies like these can deliver the earnings growth and strong cash flows that, over time, will be reflected in their stock prices. Our turnover, therefore, has tended to remain extremely low as we let our successful positions continue to grow. There is no assurance that the Fund will maintain its current level of turnover.

The ongoing bear market in the technology sector particularly impacted portfolio performance during the period. Fortunately, our diversification in other key areas of growth -- consumer goods, pharmaceuticals, and financial services --provided a positive counterweight to the negative effects. Pfizer and Microsoft cut across all sectors and were the standout performers for the Portfolio. Disappointments were centered in the technology and the semiconductor sectors, which we began to increase in anticipation of an early recovery that has not yet transpired. We have continued to add to the technology sector.

Our outlook is positive for the coming year. We believe the bear market in stocks ended in late September, and, while not looking for the outsized returns of the late 1990's, we believe that equities are poised to outperform other asset classes in 2002. We believe this will be best accomplished through the dominant franchise names that comprise the Portfolio.

--------
6 The P/E ratio is a stock's price divided by its earnings per share.
7 Value investing generally represents those companies with lower price-to-book ratios and lower forecasted growth values.
8 Growth investing generally represents those companies with higher price-to-book ratios and higher forecasted growth values.
9 GDP is the market value of goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.


3 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

Mid Cap Review and Outlook
As of the close of the period, the Portfolio's largest sector concentrations were in finance, healthcare and technology. While we continue to emphasize these sectors, we have selectively added to our holdings in several other sectors including producer manufacturing and consumer durables.

Although the Portfolio's largest holdings represent a number of different industries, they all share inherent competitive advantages that we anticipate will result in stable and consistent growth. For example, Sepracor is a company focused on the development of improved chemical entities that are enhanced forms of existing, widely prescribed pharmaceutical products. SPX Corp. is a high-quality multi-industry player with a portfolio of approximately 15 niche businesses in markets where it is typically the number one or two operator.

In these admittedly trying times, we are managing the mid-cap assets relatively conservatively by maintaining diversification across sectors, industries and individual stocks. Although the market has been extremely volatile, we believe our focus on buying and holding high-quality, well-managed, and well-positioned companies should help our mid-cap investments weather market corrections and reward investors with consistent and superior performance.

Small Cap Review and Outlook
Over the last year there has been a dramatic slowdown in economic growth both here in the U.S. and in the major economies abroad, particularly Japan and Europe. The significant decline in consumer purchasing and corporate demand has severely affected companies around the world.

In addition, the unprecedented increase in corporate earnings over the years prior to this reporting period has come to a halt -- not only in the U.S., but also abroad. On the whole, we are concerned about the fragility of the entire global economy. Generally speaking, markets have been weak over the last year. Investor sentiment is very low and negative sentiment has surfaced.

In context of this backdrop, we have seen major growth companies, whose momentum usually carries them at a growth pace faster than overall market growth, slow dramatically. As small cap growth managers, we pay particular attention to a company's sales and earnings growth, as well as to dynamic demographic and consumer-oriented trends. Because we are small cap growth managers, we have been particularly affected by this slowdown -- especially in corporate sales and earnings.

Specifically within some of the sectors we had invested in, namely technology, these slowdowns were significant. Beyond what we've already discussed, we attribute this to the following factors:
  1.Capital spending significantly reduced after a long period of spending occurred in the bull market prior to the reporting period, not only in technology, but also in many other sectors. The long period of spending was driven primarily by Year 2000-related issues to increase productivity.
  2.Related to the higher spending, we witnessed higher inventories being held by corporations. This was happening as the economy was slowing. In technology specifically, supply and demand became imbalanced. Inventory levels had become very high, just as demand was beginning to slow. This over-capacity cut across many specific sectors within the technology sector including: the software, conductors, semi-conductors, and capital equipment sectors. As a result of this, sales and earnings growth slowed pretty dramatically.

Overall, the last year was a difficult one for the market and in the small cap growth arena in general. Consequently, returns in the technology arena have declined very dramatically. The Portfolio's investments in the technology sector resulted in negative returns for the Portfolio. Although technology was the main culprit for negative performance, other sectors also contributed.


4 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

Energy stocks were down due to declines in natural gas and crude oil prices. Declining consumer sentiment hurt retail companies. As growth managers, we obviously look for sectors that are growing, and tend to shy away from the more defensive sectors because they often times don't promise the growth level we seek. Unfortunately, the better sectors over the last year have, in fact, been the more defensive sectors such as consumer staples and real estate investment trusts.

As we head into 2002, we believe that, as the sales and earnings comparisons are updated, many of the companies that the Portfolio invests in are likely to experience improvement in sales and earnings by the end of 2002.

We believe the current market signals point to a very positive outlook for the market over the longer term. We feel that third quarter disappointments clear the air for what could be more favorable expectations over the next few quarters.

Historically, at this point in the cycle, where operating leverage creates earnings opportunities, the market has tended to prefer small- and mid-cap over large-cap companies, and growth over value. We believe employing a core strategy with an emphasis on growth allows us to take advantage of the historically attractive relative price of long-term growth in this market. We have positioned ourselves to benefit from a change in investor perception. We believe the opportunities that are present in the market today are more attractive than we have seen at any time in the last five years. Our bias is becoming positive and we expect to increase our exposures to growth in a measured fashion over the next few months.

Thank you for your investment in the Smith Barney Premier Selections All Cap Growth Fund. We look forward to continuing to help you pursue your financial goals in the future.


Sincerely,

       /s/ Heath B. McLendon                   /s/ Alan Blake
       Heath B. McLendon                       Alan J. Blake
       Chairman                                Vice President and
                                               Investment Officer

       /s/ Timothy Woods CFA                   /s/ Lawrence Weissman CFA
       Timothy Woods, CFA                      Lawrence B. Weissman, CFA
       Vice President and                      Vice President and
       Investment Officer                      Investment Officer

       November 23, 2001

Please note that the information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 8 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of October 31, 2001 and is subject to change.


5 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Historical Performance -- Class A Shares



                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gains    Total
Period Ended          of Period of Period Dividends Distributions  Returns/(1)/
--------------------------------------------------------------------------------
10/31/01               $ 9.23     $7.52     $0.00       $0.00        (18.53)%+
--------------------------------------------------------------------------------
Inception* -- 4/30/01   11.40      9.23      0.00        0.00        (19.04)+
--------------------------------------------------------------------------------
Total                                       $0.00       $0.00
--------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gains    Total
Period Ended          of Period of Period Dividends Distributions  Returns/(1)/
--------------------------------------------------------------------------------
10/31/01               $ 9.18     $7.44     $0.00       $0.00        (18.95)%+
--------------------------------------------------------------------------------
Inception* -- 4/30/01   11.40      9.18      0.00        0.00        (19.47)+
--------------------------------------------------------------------------------
Total                                       $0.00       $0.00
--------------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gains    Total
Period Ended          of Period of Period Dividends Distributions  Returns/(1)/
--------------------------------------------------------------------------------
10/31/01               $ 9.18     $7.44     $0.00       $0.00        (18.95)%+
--------------------------------------------------------------------------------
Inception* -- 4/30/01   11.40      9.18      0.00        0.00        (19.47)+
--------------------------------------------------------------------------------
Total                                       $0.00       $0.00
--------------------------------------------------------------------------------
It is the Fund's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns

                                                     Without Sales Charges/(1)/
                                                    ----------------------------
                                                    Class A   Class B  Class L
--------------------------------------------------------------------------------
Six Months Ended 10/31/01+                          (18.53)%  (18.95)% (18.95)%
--------------------------------------------------------------------------------
Year Ended 10/31/01                                 (31.95)   (32.55)  (32.55)
--------------------------------------------------------------------------------
Inception* through                         10/31/01 (26.74)   (27.33)  (27.33)
--------------------------------------------------------------------------------

                                                       With Sales Charges/(2)/
                                                     ---------------------------
                                                     Class A  Class B  Class L
--------------------------------------------------------------------------------
Six Months Ended 10/31/01+                           (22.63)% (23.01)% (20.54)%
--------------------------------------------------------------------------------
Year Ended 10/31/01                                  (35.34)  (35.92)  (33.88)
--------------------------------------------------------------------------------
Inception* through                          10/31/01 (29.50)  (29.51)  (27.89)
--------------------------------------------------------------------------------

 Cumulative Total Returns

                                                      Without Sales Charges/(1)/
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/01)                           (34.04)%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/01)                           (34.74)
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/01)                           (34.74)
--------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception date for Class A, B and L shares is June 30, 2000.


6 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Smith Barney Premier Selections All Cap Growth Fund at a Glance (unaudited)

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Premier Selections All Cap Growth Fund
vs. Russell 1000 Growth Index, Russell 2000 Growth Index and Standard & Poor's MidCap 400 Index+
--------------------------------------------------------------------------------
                           June 2000 -- October 2001

                              [CHART]

             Smith Barney    Smith Barney   Smith Barney
                Premier         Premier        Premier
              Selections      Selections     Selections
               All Cap         All Cap        All Cap        Russell 1000   Russell 2000
                Fund -          Fund -         Fund -           Growth         Growth         S&P Midcap
               Class A         Class B        Class L           Index          Index          400 Index
6/30/2001       9,500           10,000         9,896          10,000         10,000            10,000
July/2000       9,200            9,675         9,575           9,583          9,143            10,158
Oct/2000        9,208            9,675         9,575           9,014          8,823            10,836
Jan/2001        8,675            9,096         9,002           7,957          8,282            11,024
April/2001      7,692            8,053         7,969           6,632          7,293            10,684
July/2001       7,375            7,702         7,622           6,223          7,011            10,727
10/31/2001      6,267            6,265         6,458           5,414          6,043             9,487

+Hypothetical illustration of $10,000 invested in Class A, B and L shares on June 30, 2000 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Russell 1000 Growth Index is a capitalization weighted total return index which is comprised of 1,000 of some of the larger-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is a capitalization weighted total return index which is compromised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index") is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 Index include the reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.
 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                                    [CHART]

                           Industry Diversification+*


  Biotechnology/Drugs                  6.0
  Computer Software                    8.1
  Consumer Products & Services         5.6
  Electronics                          7.6
  Financial Services                  11.5
  Food & Beverage                      4.6
  Healthcare                          14.7
  Insurance                            4.7
  Retail                               7.0
  Technology                          11.5
  Other                               18.7

                                     [CHART]

                            Investment Breakdown++*

Repurchase Agreement 1%
Common Stock 99%

+As a percentage of total common stock.
++As a percentage of total investments.
*All information is as of October 31, 2001. Please note that the Portfolio's holdings are subject to change.


7 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Schedule of Investments (unaudited)                           October 31, 2001



       SHARES                   SECURITY                       VALUE
      --------------------------------------------------------------------
      COMMON STOCK -- 99.0%
      Airlines -- 0.5%
        112,200 Atlantic Coast Airlines Holdings, Inc.*     $   2,107,116
      -------------------------------------------------------------------
      Automotive -- 1.1%
        104,600 Harley-Davidson, Inc.                           4,734,196
      -------------------------------------------------------------------
      Biotechnology/Drugs -- 6.0%
         75,700 Abgenix, Inc.*                                  2,255,103
        111,950 Affymetrix, Inc.*                               3,364,097
        170,000 Amgen Inc.*                                     9,659,400
         68,000 King Pharmaceuticals, Inc.*                     2,651,320
         62,800 Pharmaceutical Product Development, Inc.*       1,674,876
        119,050 Sepracor Inc.*                                  5,647,732
      -------------------------------------------------------------------
                                                               25,252,528
      -------------------------------------------------------------------
      Computer Software -- 8.0%
        127,100 Activision, Inc.*                               4,594,665
        102,800 Advent Software, Inc.*                          3,964,996
         34,550 Electronic Arts Inc.*                           1,777,943
         20,000 Intuit Inc.*                                      804,400
         90,000 McDATA Corp., Class A Shares*                   1,323,900
         50,600 Mercury Interactive Corp.*                      1,205,292
        200,000 Microsoft Corp.*                               11,630,000
        110,300 Netegrity, Inc.*                                1,294,922
        152,300 Peregrine Systems, Inc.*                        2,199,212
        115,300 Precise Software Solutions Ltd.*                2,203,383
         82,200 Retek Inc.*                                     1,670,304
         70,100 Siebel Systems, Inc.*                           1,144,733
      -------------------------------------------------------------------
                                                               33,813,750
      -------------------------------------------------------------------
      Consumer Products & Services -- 5.5%
         70,000 Alberto-Culver Co., Class A Shares*             2,541,000
        124,200 Career Education Corp.*                         3,237,894
        500,000 The Gillette Co.                               15,545,000
         51,300 Sealed Air Corp.*                               2,054,052
      -------------------------------------------------------------------
                                                               23,377,946
      -------------------------------------------------------------------
      Electronics -- 7.5%
        138,795 AES Corp.*                                      1,922,311
        132,500 Alpha Industries, Inc.                          3,084,600
         99,000 The Exar Corp.*                                 2,231,460
        131,600 Jabil Circuit, Inc.*                            2,789,920
        187,300 Lattice Semiconductor Corp.*                    3,277,750
        225,000 Manufacturers' Services Ltd.*                     945,000
         72,706 Maxim Integrated Products, Inc.*                3,326,300
        120,000 Micrel, Inc.*                                   3,018,000
        112,400 Microsemi Corp.                                 3,934,000
         88,076 National Semiconductor Corp.*                   2,288,214
         73,900 Plexus Corp.*                                   1,847,500
        178,400 TriQuint Semiconductor, Inc.*                   3,154,112
      -------------------------------------------------------------------
                                                               31,819,167
      -------------------------------------------------------------------

                      See Notes to Financial Statements.


8 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Schedule of Investments (unaudited) (continued)               October 31, 2001



      SHARES                      SECURITY                       VALUE
     ----------------------------------------------------------------------
     Energy -- 3.8%
        47,500 BJ Services Co.*                               $  1,215,525
        42,050 Cooper Cameron Corp.*                             1,639,950
        10,000 Murphy Oil Corp.                                    795,000
       115,900 Newfield Exploration Co.*                         4,034,479
        45,000 Smith International, Inc.*                        2,128,500
        83,850 Stone Energy Corp.*                               3,316,268
        90,000 Weatherford International, Inc.*                  3,080,700
     ---------------------------------------------------------------------
                                                                16,210,422
     ---------------------------------------------------------------------
     Entertainment & Leisure -- 4.3%
       310,000 AOL Time Warner Inc.*                             9,675,100
        30,000 Carnival Corp.                                      653,400
        89,800 Univision Communications Inc., Class A Shares*    2,245,000
       300,000 The Walt Disney Co.                               5,577,000
     ---------------------------------------------------------------------
                                                                18,150,500
     ---------------------------------------------------------------------
     Financial Services -- 11.4%
       108,110 Ambac Financial Group, Inc.                       5,189,280
       230,000 Bank One Corp.                                    7,633,700
        60,900 The BISYS Group, Inc.*                            3,168,018
        41,150 Commerce Bancorp, Inc.                            3,003,950
       108,450 Countrywide Credit Industries, Inc.               4,330,408
       193,000 Eaton Vance Corp.                                 5,423,300
        20,000 Ecolab Inc.                                         703,600
       109,050 Factset Research Systems Inc.                     2,698,987
        78,900 Fiserv, Inc.*                                     2,934,291
        59,100 Investors Financial Services Corp.                3,126,390
        51,900 Lehman Brothers Holdings Inc.                     3,241,674
       150,000 Merrill Lynch & Co., Inc.                         6,556,500
     ---------------------------------------------------------------------
                                                                48,010,098
     ---------------------------------------------------------------------
     Food & Beverage -- 4.6%
       250,000 The Coca-Cola Co.                                11,970,000
       115,177 The Pepsi Bottling Group, Inc.                    5,353,427
        20,000 Performance Food Group Co.*                         587,800
        25,000 Suzia Foods Corp.*                                1,474,250
     ---------------------------------------------------------------------
                                                                19,385,477
     ---------------------------------------------------------------------
     Healthcare -- 14.5%
        57,900 AmerisourceBergen Corp.                           3,680,124
       116,500 Biovail Corp.*                                    5,505,790
       228,200 Cytyc Corp.*                                      5,983,404
       180,000 Johnson & Johnson                                10,423,800
       200,000 Merck & Co., Inc.                                12,762,000
       220,000 Pfizer Inc.                                       9,218,000
        50,000 Quest Diagnostics Inc.*                           3,269,000
        61,200 Renal Care Group, Inc.*                           1,921,680
        65,200 ResMed Inc.*                                      3,638,160
        82,600 Trigon Healthcare, Inc.*                          5,070,814
     ---------------------------------------------------------------------
                                                                61,472,772
     ---------------------------------------------------------------------

                      See Notes to Financial Statements.


9 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Schedule of Investments (unaudited) (continued)               October 31, 2001



         SHARES                   SECURITY                     VALUE
        -----------------------------------------------------------------
        Industrial Equipment & Supplies -- 2.8%
           84,000 Air Products & Chemicals, Inc.            $  3,363,360
           59,255 Danaher Corp.                                3,302,874
           51,100 SPX Corp.                                    5,089,560
        ----------------------------------------------------------------
                                                              11,755,794
        ----------------------------------------------------------------
        Insurance -- 4.6%
          135,000 American International Group, Inc.          10,611,000
          125,000 Annuity and Life Re (Holdings), Ltd.         2,905,000
          167,364 Arthur J. Gallagher & Co.                    6,115,481
        ----------------------------------------------------------------
                                                              19,631,481
        ----------------------------------------------------------------
        Multi-Industry -- 4.2%
          180,000 General Electric Co.                         6,553,800
          230,000 Tyco International Ltd.                     11,302,200
        ----------------------------------------------------------------
                                                              17,856,000
        ----------------------------------------------------------------
        Real Estate -- 1.0%
          159,000 The St. Joe Co.                              4,092,660
        ----------------------------------------------------------------
        Retail -- 6.9%
          144,700 Abercrombie & Fitch Co., Class A Shares*     2,723,254
          400,000 Amazon.com, Inc.*                            2,792,000
          104,600 Bebe stores, Inc.*                           1,744,728
           77,150 Best Buy Co., Inc.*                          4,235,535
           82,400 Brinker International, Inc.*                 2,092,960
           47,100 CEC Entertainment Inc.*                      1,824,654
          189,300 Genesco Inc.*                                3,454,725
          270,000 The Home Depot, Inc.                        10,322,100
        ----------------------------------------------------------------
                                                              29,189,956
        ----------------------------------------------------------------
        Technology -- 11.4%
          127,450 Apple Computer, Inc.*                        2,238,022
          280,000 Cisco Systems, Inc.*                         4,737,600
          100,510 Convergys Corp.*                             2,824,331
          104,800 Emulex Corp.*                                2,481,664
          320,000 Intel Corp.                                  7,814,400
          208,800 Lam Research Corp.*                          3,958,848
          450,000 Motorola, Inc.                               7,366,500
          105,000 Rudolph Technologies, Inc.*                  2,656,500
          191,925 Symbol Technologies, Inc.                    2,466,236
          310,000 Texas Instruments Inc.                       8,676,900
           80,000 Waters Corp.*                                2,839,200
        ----------------------------------------------------------------
                                                              48,060,201
        ----------------------------------------------------------------
        Telecommunications -- 0.9%
           66,800 Amdocs Ltd.*                                 1,744,148
           85,200 Comverse Technology, Inc.*                   1,602,612
           55,301 Time Warner Telecom Inc., Class A Shares*      606,099
        ----------------------------------------------------------------
                                                               3,952,859
        ----------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $543,922,981)                     418,872,923
        ----------------------------------------------------------------
        -----------------------------------------------------------------

                      See Notes to Financial Statements.


   10 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual
                            Report to Shareholders

 Schedule of Investments (unaudited) (continued)               October 31, 2001

   FACE
  AMOUNT                                               SECURITY                                                VALUE
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
$4,217,000 Morgan Stanley Dean Witter & Co., 2.48% due 11/1/01; Proceeds at maturity -- $4,217,291;
             (Fully collateralized by U.S. Treasury Bills, Notes and Bonds, 0.00% to 12.50% due 11/23/01 to
             11/15/24; Market value -- $4,323,719) (Cost -- $4,217,000)                                     $  4,217,000
------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $548,139,981**)                                                                         $423,089,923
------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


   11 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual
                            Report to Shareholders

 Statement of Assets and Liabilities (unaudited)               October 31, 2001


ASSETS:
   Investments, at value (Cost -- $548,139,981)                       $ 423,089,923
   Receivable for securities sold                                         2,344,911
   Receivable for Fund shares sold                                          355,977
   Dividends and interest receivable                                        159,309
-------------------------------------------------------------------------------------
   Total Assets                                                         425,950,120
-------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                       3,201,851
   Investment advisory fee payable                                          299,240
   Distribution fees payable                                                158,352
   Payable to bank                                                           10,730
   Payable for Fund shares purchased                                             54
   Accrued expenses                                                         282,125
-------------------------------------------------------------------------------------
   Total Liabilities                                                      3,952,352
-------------------------------------------------------------------------------------
Total Net Assets                                                      $ 421,997,768
-------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                        $      56,676
   Capital paid in excess of par value                                  658,421,171
   Accumulated net investment loss                                       (3,278,155)
   Accumulated net realized loss from security transactions            (108,151,866)
   Net unrealized depreciation of investments                          (125,050,058)
-------------------------------------------------------------------------------------
Total Net Assets                                                      $ 421,997,768
-------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                4,953,067
-----------------------------------------------------------------------------------
   Class B                                                                8,507,364
-----------------------------------------------------------------------------------
   Class L                                                               43,215,193
-----------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                             $7.52
-----------------------------------------------------------------------------------
   Class B *                                                                  $7.44
-----------------------------------------------------------------------------------
   Class L **                                                                 $7.44
-----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)          $7.92
-----------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)          $7.52
-------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


   12 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual
                            Report to Shareholders

 Statement of Operations (unaudited)  For the Six Months Ended October 31, 2001


           INVESTMENT INCOME:
              Dividends                                $   1,205,342
              Interest                                       242,600
           -----------------------------------------------------------
              Total Investment Income                      1,447,942
           -----------------------------------------------------------
           EXPENSES:
              Distribution fees (Note 2)                   2,377,986
              Investment advisory fees (Note 2)            1,903,204
              Shareholder and system servicing fees          291,354
              Registration fees                               57,411
              Shareholder communications                      41,968
              Audit and legal                                 19,109
              Custody                                         17,572
              Directors' fees                                 15,245
              Other                                            2,248
           -----------------------------------------------------------
              Total Expenses                               4,726,097
           -----------------------------------------------------------
           Net Investment Loss                            (3,278,155)
           -----------------------------------------------------------
           REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
              Realized Loss From Security Transactions
              (excluding short-term securities):
                Proceeds from sales                      108,044,506
                Cost of securities sold                  138,378,180
           -----------------------------------------------------------
              Net Realized Loss                          (30,333,674)
           -----------------------------------------------------------
              Change in Net Unrealized Depreciation of Investments:
                Beginning of period                      (55,291,884)
                End of period                           (125,050,058)
           -----------------------------------------------------------
              Increase in Net Unrealized Depreciation    (69,758,174)
           -----------------------------------------------------------
           Net Loss on Investments                      (100,091,848)
           -----------------------------------------------------------
           Decrease in Net Assets From Operations      $(103,370,003)
           -----------------------------------------------------------

                      See Notes to Financial Statements.


   13 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual
                            Report to Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended October 31, 2001 (unaudited) and the Period Ended April 30, 2001 (a)

                                                                    October 31      April 30
-------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                             $  (3,278,155) $  (6,299,030)
   Net realized loss                                                 (30,333,674)   (77,818,192)
   Increase in net unrealized depreciation                           (69,758,174)   (55,291,884)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                           (103,370,003)  (139,409,106)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                      --             --
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                  --             --
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                   22,460,101    803,241,421
   Net asset value of shares issued for reinvestment of dividends             --             --
   Cost of shares reacquired                                         (64,523,920)   (96,400,725)
-------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions    (42,063,819)   706,840,696
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   (145,433,822)   567,431,590
NET ASSETS:
   Beginning of period                                               567,431,590             --
-------------------------------------------------------------------------------------------------
   End of period*                                                  $ 421,997,768  $ 567,431,590
-------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                       $(3,278,155)            --
-------------------------------------------------------------------------------------------------

(a)For the period from June 30, 2000 (commencement of operations) to April 30, 2001.

                      See Notes to Financial Statements.


   14 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual
                            Report to Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Smith Barney Premier Selections All Cap Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios:
Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Small Cap Value Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections Global Growth Fund and Smith Barney Group Spectrum Fund.The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) direct expenses are charged to each class; investment advisory fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $6,299,030 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays SBFM an advisory fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended October 31, 2001, the Portfolio paid transfer agent fees of $253,864 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for its Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group. For the six months ended October 31, 2001, SSB and its affiliates received brokerage commissions of $3,032.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a


   15 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual
                            Report to Shareholders
contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended October 31, 2001, SSB received sales charges of $44,000 and $125,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the six months ended October 31, 2001, CDSCs paid to SSB were approximately:

                                                 Class A Class B  Class L
      --------------------------------------------------------------------
      CDSCs                                      $17,000 $166,000 $60,000
      -------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended October 31, 2001, total Distribution Plan fees were as follows:

                                                 Class A Class B   Class L
    -------------------------------------------------------------------------
    Distribution Plan Fees                       $54,830 $375,378 $1,947,778
    ------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                   -----------------------------------------
                   Purchases                    $ 75,813,912
                   ------------------------------------------
                   Sales                         108,044,506
                   -----------------------------------------

At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

         -------------------------------------------------------------
         Gross unrealized appreciation                  $  26,049,464
         Gross unrealized depreciation                   (151,099,522)
         --------------------------------------------------------------
         Net unrealized depreciation                    $(125,050,058)
         -------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended October 31, 2001, the Portfolio did not enter into any reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the


   16 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual
                            Report to Shareholders
closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 2001, the Portfolio did not hold any futures contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2001, the Portfolio did not have any securities on loan.

Interest income earned by the Portfolio from securities loaned for the six months ended October 31, 2001 was $69,984.

8. Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the six months ended October 31, 2001, the Portfolio did not enter into any written covered call or put option contracts.

9. Capital Loss Carryforward

At April 30, 2001, the Portfolio had, for Federal income tax purposes, approximately $22,370,000 of unused capital loss carryforwards available to offset future capital gains through April 30, 2009. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

10.Capital Shares

At October 31, 2001, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.


   17 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual
                            Report to Shareholders

At October 31, 2001, total paid-in capital amounted to the following for each class:

                                           Class A     Class B     Class L
  ----------------------------------------------------------------------------
  Total Paid-in Capital                  $56,948,900 $97,414,084 $504,114,863
  ---------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                Six Months Ended            Period Ended
                                                October 31, 2001           April 30, 2001*
                                            ------------------------  ------------------------
                                              Shares       Amount       Shares       Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                                    435,888  $  3,754,378   7,805,427  $ 86,900,034
Shares issued on reinvestment                       --            --          --            --
Shares reacquired                             (837,977)   (7,147,907) (2,450,271)  (26,055,337)
-----------------------------------------------------------------------------------------------
Net Increase (Decrease)                       (402,089) $ (3,393,529)  5,355,156  $ 60,844,697
-----------------------------------------------------------------------------------------------
Class B
Shares sold                                    724,236  $  6,198,268  10,002,314  $112,006,441
Shares issued on reinvestment                       --            --          --            --
Shares reacquired                           (1,160,752)   (9,626,699) (1,058,434)  (10,327,957)
-----------------------------------------------------------------------------------------------
Net Increase (Decrease)                       (436,516) $ (3,428,431)  8,943,880  $101,678,484
-----------------------------------------------------------------------------------------------
Class L
Shares sold                                  1,466,929  $ 12,507,455  53,581,485  $604,334,946
Shares issued on reinvestment                       --            --          --            --
Shares reacquired                           (5,760,856)  (47,749,314) (6,072,365)  (60,017,431)
-----------------------------------------------------------------------------------------------
Net Increase (Decrease)                     (4,293,927) $(35,241,859) 47,509,120  $544,317,515
-----------------------------------------------------------------------------------------------

* Forthe period from June 30, 2000 (inception date) to April 30, 2001.

   18 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual
                            Report to Shareholders

 Financial Highlights



For a share of each class of capital stock outstanding throughout the period ended April 30, except where noted:

         Class A Shares                       2001/(1)(2)/ 2001/(2)(3)/
         ---------------------------------------------------------------
         Net Asset Value, Beginning of Period     $9.23       $11.40
         ---------------------------------------------------------------
         Loss From Operations:
          Net investment loss                     (0.03)       (0.05)
          Net realized and unrealized loss        (1.68)       (2.12)
         ---------------------------------------------------------------
         Total Loss From Operations               (1.71)       (2.17)
         ---------------------------------------------------------------
         Less Distributions From:
          Net investment income                      --           --
         ---------------------------------------------------------------
         Total Distributions                         --           --
         ---------------------------------------------------------------
         Net Asset Value, End of Period           $7.52       $ 9.23
         ---------------------------------------------------------------
         Total Return++                          (18.53)%     (19.04)%
         ---------------------------------------------------------------
         Net Assets, End of Period (000s)       $37,225      $49,450
         ---------------------------------------------------------------
         Ratios to Average Net Assets+:
          Expenses                                1.17 %       1.18 %
          Net investment loss                     (0.60)       (0.55)
         ---------------------------------------------------------------
         Portfolio Turnover Rate                    15 %         53 %
         ---------------------------------------------------------------

         Class B Shares                       2001/(1)(2)/ 2001/(2)(3)/
         ---------------------------------------------------------------
         Net Asset Value, Beginning of Period     $9.18       $11.40
         ---------------------------------------------------------------
         Loss From Operations:
          Net investment loss                     (0.06)       (0.11)
          Net realized and unrealized loss        (1.68)       (2.11)
         ---------------------------------------------------------------
         Total Loss From Operations               (1.74)       (2.22)
         ---------------------------------------------------------------
         Less Distributions From:
          Net investment income                      --           --
         ---------------------------------------------------------------
         Total Distributions                         --           --
         ---------------------------------------------------------------
         Net Asset Value, End of Period           $7.44       $ 9.18
         ---------------------------------------------------------------
         Total Return++                          (18.95)%     (19.47)%
         ---------------------------------------------------------------
         Net Assets, End of Period (000s)       $63,291      $82,069
         ---------------------------------------------------------------
         Ratios to Average Net Assets+:
          Expenses                                1.93 %       1.94 %
          Net investment loss                     (1.36)       (1.32)
         ---------------------------------------------------------------
         Portfolio Turnover Rate                    15 %         53 %
         ---------------------------------------------------------------

(1)For the six months ended October 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from June 30, 2000 (inception) to April 30, 2001.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.

   19 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual
                            Report to Shareholders

For a share of each class of capital stock outstanding throughout the period ended April 30, except where noted:

         Class L Shares                       2001/(1)(2)/ 2001/(2)(3)/
         ---------------------------------------------------------------
         Net Asset Value, Beginning of Period     $9.18       $11.40
         ---------------------------------------------------------------
         Loss From Operations:
          Net investment loss                     (0.06)       (0.11)
          Net realized and unrealized loss        (1.68)       (2.11)
         ---------------------------------------------------------------
         Total Loss From Operations               (1.74)       (2.22)
         ---------------------------------------------------------------
         Less Distributions From:
          Net investment income                      --           --
         ---------------------------------------------------------------
         Total Distributions                         --           --
         ---------------------------------------------------------------
         Net Asset Value, End of Period           $7.44       $ 9.18
         ---------------------------------------------------------------
         Total Return++                          (18.95)%     (19.47)%
         ---------------------------------------------------------------
         Net Assets, End of Period (000s)      $321,482     $435,913
         ---------------------------------------------------------------
         Ratios to Average Net Assets+:
          Expenses                                1.93 %       1.94 %
          Net investment loss                     (1.36)       (1.29)
         ---------------------------------------------------------------
         Portfolio Turnover Rate                    15 %         53 %
         ---------------------------------------------------------------

(1)For the six months ended October 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from June 30, 2000 (inception) to April 30, 2001.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.

   20 Smith Barney Premier Selections All Cap Growth Fund | 2001 Semi-Annual
                            Report to Shareholders

                                 SMITH BARNEY
                    PREMIER SELECTIONS ALL CAP GROWTH FUND



          DIRECTORS                   INVESTMENT ADVISER
          Paul R. Ades                Smith Barney Fund Management LLC
          Herbert Barg
          Dwight B. Crane             DISTRIBUTORS
          Frank Hubbard               Salomon Smith Barney Inc.
          Heath B. McLendon, Chairman PFS Distributors, Inc.
          Jerome Miller
          Ken Miller                  CUSTODIAN
                                      PFPC Trust Company
          OFFICERS
          Heath B. McLendon           TRANSFER AGENT
          President and               Citi Fiduciary Trust Company
          Chief Executive Officer     125 Broad Street, 11th Floor
                                      New York, New York 10004
          Lewis E. Daidone
          Senior Vice President       SUB-TRANSFER AGENT
          and Treasurer               PFPC Global Fund Services
                                      P.O. Box 9699
          Alan J. Blake               Providence, Rhode Island
          Vice President and          02940-9699
          Investment Officer

          Lawrence B. Weissman, CFA
          Vice President and
          Investment Officer

          Timothy Woods, CFA
          Vice President and
          Investment Officer

          Paul A. Brook
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney Premier Selections All Cap Growth Fund





 This report is submitted for the general information of shareholders of Smith Barney Premier Selections All Cap Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after January 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIER SELECTIONS
 ALL CAP GROWTH FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Fund, including management fees and expenses, call or write to your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02098 12/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              PREMIER SELECTIONS
                              GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

     PREMIER SELECTIONS SERIES  |  SEMI-ANNUAL REPORT  |  OCTOBER 31, 2001



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./sm/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]
Richie Freeman,
Jeffrey J. Russell

RICHIE FREEMAN, JEFFREY J. RUSSELL
Portfolio Managers

         Premier Selections Series
   [GRAPHIC]
   star

 Semi-Annual Report . October 31, 2001

 SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND


      RICHIE FREEMAN

      Richie Freeman has more than 26 years of securities business experience and has been managing the Fund since its inception.

      Education: BS from Brooklyn College, MBA from New York University

      JEFFREY J. RUSSELL

      Jeffrey J. Russell, CFA, has more than 20 years of securities business experience and has been co-managing the Fund since its inception.

      Education: BS from the Massachusetts Institute of Technology, MBA from the University of Pennsylvania's Wharton School of Finance.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth by investing in two different areas: U.S. equities and international equities. The U.S. equity segment of the Fund invests primarily in common stocks of companies that the segment manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies that comprise the Russell 2500 Growth Index. The international equity segment of the Fund invests primarily in equity securities of foreign companies.

      FUND FACTS

      FUND INCEPTION
      ----------------
      June 30, 2000

      MANAGERS' TENURE
      ----------------
      Since Inception

      COMBINED INVESTMENT
      INDUSTRY EXPERIENCE
      ----------------
      46 Years

                                                  CLASS A CLASS B CLASS L
--------------------------------------------------------------------------
NASDAQ                                             SPGAX   SPGGX   SPGLX
--------------------------------------------------------------------------
INCEPTION                                         6/30/00 6/30/00 6/30/00
--------------------------------------------------------------------------


Average Semi-Annual Total Returns as of October 31, 2001


                                                  Without Sales Charges/(1)/
                                                  Class A  Class B  Class L
-----------------------------------------------------------------------------
Six-Month+                                        (15.98)% (16.28)% (16.28)%
-----------------------------------------------------------------------------
One-Year                                          (27.35)  (27.88)  (27.88)
-----------------------------------------------------------------------------
Since Inception++                                 (22.56)  (23.13)  (23.13)
-----------------------------------------------------------------------------

                                                   With Sales Charges/(2)/
                                                  Class A  Class B  Class L
-----------------------------------------------------------------------------
Six Month+                                        (20.20)% (20.47)% (17.98)%
-----------------------------------------------------------------------------
One-Year                                          (31.01)  (31.48)  (29.30)
-----------------------------------------------------------------------------
Since Inception++                                 (25.47)  (25.44)  (23.73)
-----------------------------------------------------------------------------

/1/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/2/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++  Inception date for Class A, B and L shares is June 30, 2000.


What's Inside
Your Investment in the Smith Barney Premier Selections Global Growth Fund.....1
Letter to Our Shareholders ...................................................2
Fund at a Glance..............................................................6
Historical Performance........................................................7
Growth of $10,000.............................................................9
Schedule of Investments......................................................10
Statement of Assets and Liabilities..........................................13
Statement of Operations......................................................14
Statements of Changes in Net Assets..........................................15
Notes to Financial Statements................................................16
Financial Highlights.........................................................20

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/sm/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

   YOUR INVESTMENT IN THE SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND


Portfolio manager Richie Freeman focuses on identifying innovative companies in leading industries. Portfolio manager Jeff Russell seeks companies headquartered outside the United States with strong financials and solid business plans. The result?--A portfolio made up of companies that they believe may be well positioned to benefit from positive and dynamic global trends.




[GRAPHIC]
Solid Companies Positioned for Rapid Growth
Richie and Jeff carefully evaluate companies one by one, seeking to own dynamic businesses that they believe show a potential for superior, consistent revenue and earnings growth.

[GRAPHIC]
Seeking to Capture Growth in the U.S. and Abroad
Your investment in the Fund offers you the opportunity to participate in some of Richie and Jeff's best investment ideas. Richie looks to invest in companies with the potential for above-average growth, yet which are unrecognized in the marketplace. Jeff's bottom-up approach to investing means that he emphasizes individual companies outside the U.S. with strong financials and solid plans. A growth-oriented approach combining investments in the U.S. and abroad can be a prudent way to expand your portfolio.

[GRAPHIC]
The "Best of the Best"--the Premier Selections Series
The Premier Selections Series is a selection of Smith Barney Mutual Funds showcasing the best investment ideas of several of some of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complimentary investment management styles to create broader, multi-class and multi-cap options that are distinguished by a highly concentrated focus.

[GRAPHIC]
A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

1 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

Dear Shareholder,

We herein present the semi-annual report for the Smith Barney Premier Selections Global Growth Fund ("Portfolio") for the period ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the six months ended October 31, 2001, the Portfolio's Class A shares, excluding sales charges, returned negative 15.98%. In comparison, the Russell 2500 Growth Index ("Russell 2500 Growth")/1/ and the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/2/ returned negative 15.69% and negative 18.39%, respectively, for the same period. Past performance is not indicative of future results.

Investment Strategy
The Portfolio seeks long-term capital growth. The Portfolio is made up of an U.S. equity segment and an international equity segment.

U.S. Stocks Portfolio Investment Strategy
In the U.S. stock portion of the Portfolio's holdings, we look to invest in common stocks of companies that we believe to be experiencing or have the potential to experience growth in earnings that exceeds the average rate of earnings growth of companies that comprise the Russell 2500 Growth.

When selecting individual securities we employ a stock-specific approach rather than choosing stocks based on forecasts of the strength of the U.S. economy, direction of interest rates and inflation or other factors that are beyond the control of the individual companies in the Portfolio's holdings.

We believe that if you design a growth portfolio properly, you should be able to find companies to buy and hold not just for one or two quarters (which, in our view, is short-term trading) but for many years. We prefer to own companies where quality management work to build dynamic, financially strong companies and who own meaningful equity stakes themselves.

We focus on small and mid-cap companies with the potential to become large-cap companies./3/ We like to see management with a big personal stake in the company and we look for strong, predictable cash flows, little or no debt and products that we believe may enable companies to become leaders in their respective fields.

International Stocks Portfolio Investment Strategy
In the international stock portion of the Portfolio's holdings we look to invest in the equity securities of foreign companies./4/

We emphasize individual security selection while diversifying the Portfolio's assets across various regions and countries, which can help reduce risk. We focus on identifying companies headquartered outside the U.S. that possess strong financials and solid business. We seek to invest in foreign companies that exhibit above-average earnings growth and are led by an effective management team.

--------
1 The Russell 2500 Growth measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 2500 Growth measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
2 The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
3 Please note that investments in securities of smaller, less-known companies may be more volatile than those of larger companies.
4 Please note that investments in foreign securities involve greater risk than U.S. investments, such as currency fluctuations and political and social stability.


2 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

We use a rigorous process in carefully evaluating companies, seeking dynamic businesses that we believe show a potential for superior, consistent revenue and earnings growth. Moreover, we also look to own companies that we believe to be strategically positioned to capitalize on the potential growth of the global economy.

Overview and Outlook for the U.S. Market and the Fund's U.S. Investments Normally, this report reviews factors affecting the equity market during the period, including trends in the economy, interest rates and inflation. In light of the tragic events of September 11th, these factors seem less relevant than normal in setting the backdrop for the expected performance of the stock market in the upcoming six-month period.

Briefly, we believe that portions of the nation's economy may have begun a recession coincident with the presidential election in November 2000. The severe break in the NASDAQ stock market in early 2000 led many businesses, primarily young technology companies that were unable to secure additional financing, to contract their businesses and, in some cases, close their doors permanently. The impact of this trend began to reverberate through the entire economy in early 2001 and was one of the factors that led the U.S. Federal Reserve Board ("Fed") to undertake a dramatic easing/5/ of its monetary policy. Traditionally, the stock market has responded quite positively to an accommodative Fed, but this year has proven to be an exception. Significant overcapacity in many telecommunications and technology goods led these industries to downsize their operations. This contraction led to a rise in unemployment and a reduction in consumer confidence. Prior to the events of September 11th, the equity market had already sustained a sharp bear market that, by some measures, was the most severe since the 1980's.

We believe the overriding factors that may impact investment results over the next six-month period is the degree of confidence displayed by investors following the difficult stock market of the past 18 months and the business ramifications resulting from the events of September 11th. The Fed was already easing monetary policy aggressively prior to September 11th with the intention of stabilizing a faltering economy. That effort was made even more imperative by the unpredictable tragedy and its effect on both the consumer and business psyches. In the wake of the terrorist attacks in September, the Fed provided liquidity to the financial system by further reducing the fed funds rate by 0.5% before the stock market reopened on September 17. (At the time of writing this report, the Fed has cut the short-term funds rate three times since September 11th. The rate is now at 2% and the Fed is widely expected to cut the rate again at its December 11th meeting.) In addition, the federal government announced a number of efforts to try to mitigate the effects of the disaster on the nation's economy. While lower interest rates and other fiscal stimuli are helpful, we believe that the restoration of the American public's confidence in its own security will begin to have a salutary effect on the nation's economy. We have always stated that we try to own companies that can best control their own destinies. Controlling one's destiny becomes harder in the face of an unpredictable catastrophe and its impact on ancillary things such as the nation's transport system, which led to disruptions in commerce.

Even though the stock market has just witnessed one of the sharpest bear markets of the post-war period, we believe the market's continued weakness has created some new opportunities for long-term investors. While much has already been written comparing September's terrorist attack to other crises in American history and how the market reacted to them, we find no period really comparable to the present one. There are historical similarities, however, as far as the overall technical condition of the stock market and the undervaluation that has now been created by the extreme degree of selling. Investors and professional money managers have become quite bearish following the year-and-a-half decline. From a contrary standpoint, this can be considered quite positive. The rationale for this is that if many people are wary of investing in equities,

--------
5 Easing of monetary policy refers to the reduction of the federal funds rate
  ("fed funds rate") by the U.S. Federal Reserve Board. The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


3 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders
they have already raised their cash reserves, that can then be used to redeploy into the market when the uncertainty diminishes. In fact, the level of money currently held in short-term money markets as a percent of the overall value of the stock market is at a multi-year high.

Our largest portfolio representation in the Portfolio remains healthcare related securities. Biotechnology companies represent the largest portion of those holdings. In spite of declines in the overall market and even in the prices of many of these stocks, we believe biotechnology companies have made excellent progress with their earnings and product developments. Recent highlights included: the Federal Drug Administration's ("FDA") approval of Amgen's long acting anemia treatment; an FDA panel recommendation for IDEC's radio-labeled isotope for the treatment of B cell lymphoma; and major corporate investments in ISIS Pharmaceuticals and Imclone Systems.

Overview and Outlook for the International Markets and for the Portfolio's International Investments

In several key aspects, the reporting period has been a studied contrast to trends that prevailed during fiscal 2000:
    . The Fed began a series of short-term interest rate cuts, designed to reinvigorate the slowing U.S. economy, which brought inflation adjusted short-term yields to multi-decade lows.

    . The trading value of the new European currency, the Euro, stabilized versus the U.S. dollar, compared with sharp falls last year.

    . Energy prices fell sharply, a welcome from the increases a year before.
      The price falls occurred as expectations of global energy demand slid precipitously in the aftermath of the September atrocities and weakening industrial production.

    . International growth stocks began to rally at the very end of the period, after eighteen months of outperformance by international value stocks. The sustainability of that trend will depend on the depth and duration of the global economic slowdown.

Europe

European equity markets declined as the U.S. slide into recession also slowed Europe's export oriented economies. The European Central Bank ("ECB") was slow to recognize and act upon the contractionary risk, in our opinion. Subsequent to the September attacks, the ECB has reduced interest rates with far greater urgency.

The European equity markets are heavily weighted towards financial services stocks, especially banks and insurers. European banks have been aggressive in acquiring investment banking and capital market activities and those equities suffered from the cyclical downturn of the financial markets. The insurance stocks, which represent a far greater proportion of assets compared with U.S. insurers, also suffered from the decline of equities. The liabilities from the terrorist attacks weighed on these stocks.

In the preceding five years European investors had begun a significant reallocation of pension and personal portfolio assets away from fixed-income instruments into equities. The bear market of the past eighteen months, however, has resulted in liquidation of many equity mutual funds by European investors, which exacerbated volatility in the markets. We continue to believe that long-term asset allocations toward equities will continue given the structurally lowered nominal yields available from bonds. However, the bear market continues to test the resolve of European investors.

Although we favor telecommunications stocks in the portfolio, many telecommunications companies experienced difficulties during much of the reporting period due to concerns over indebtedness in the aftermath of the wireless license auctions. These stocks appear to have returned to investor favor given that their corporate balance sheets benefit from lower interest rates and their operations are primarily regionally focused rather than dependant on exports.


4 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

Asia

The Asian equity markets also suffered during the period. Many of these markets have a high representation of technology and technology related stocks. As the global technology depression came into clear focus, the Asian economies, key manufacturers and assemblers of components and semiconductors, were subject to significant forecast downgrades. With capital spending intentions of multinationals in clear decline, the overall prospect for technology spending at this writing is not bright.

Japan's population recently elected a reform-minded Prime Minister with extraordinary popularity and a mandate for change. Yet the pace of change in Japan has been glacial and the financial system continues to be under pressure, weighed down by bad debts and deflation. Rising unemployment, to post-war highs and a steady stream of bankruptcies underscores the fragility of Japan's domestic demand. Despite the statistical "cheapness" of stock in Japan, the Fund remains underweight in that market.

Emerging Markets

Emerging markets were not exempt from the global equity market downturn. Falling commodity prices in many sectors pressured earnings in these generally commodity dependent export economies. Argentina's continued economic woes weighed heavily upon the emerging market fixed-income sector, and the country's proposal of debt rescheduling has increased investor aversion. We have limited emerging market investments and we do not anticipate increasing our allocation.

The period has been marked by exceptional investment challenges from a combination of the slowing global economy, the terrorist attacks in the U.S. and sharp swings of investor sentiment. We thank you for your confidence in our investment approach. We believe that following the September 11 tragedy, the equity market represents unusually good value and, barring any further unpredictable events, may be at a level that affords a very positive risk/reward ratio. We look forward to helping you take advantage of the growing number of investment opportunities available in today's global economy.

Thank you for your investment in the Smith Barney Premier Selections Global Growth Fund.

Sincerely,

        /s/ Heath B. McLendon /s/ Richard A. Freeman /s/ Jeff Russell
        Heath B. McLendon     Richard A. Freeman     Jeffrey J. Russell
        Chairman              Vice President and     Vice President and
                              Investment Officer     Investment Officer

November 23, 2001

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 10 through 12 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of October 31, 2001 and is subject to change.


5 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

  Smith Barney Premier Selections Global Growth Fund at a Glance (unaudited)


 Top Five Holdings -- U.S. Equity Segment*@

 1. IDEC Pharmaceuticals Corp............................................ 4.7%
 2. Chiron Corp.......................................................... 3.8
 3. Tyco International Ltd............................................... 3.6
 4. Genzyme Corp. -- General Division.................................... 3.5
 5. ImClone Systems Inc.................................................. 3.1


 Top Five Holdings -- International Equity Segment*@

 1. Mettler-Toledo International Inc..................................... 2.3%
 2. Novartis AG.......................................................... 2.0
 3. Groupe Danone........................................................ 1.9
 4. Wal-Mart de Mexico S.A. de CV........................................ 1.8
 5. Securitas AB......................................................... 1.8




            Industry Diversification*+


      Biotechnology                      26.2
      Broadcasting/Cable                 13.5
      Electronics - Military              4.4
      Financial Services                 10.3
      Managed Healthcare Providers        4.2
      Multi-industry                      5.8
      Pharmaceuticals                    11.5
      Semiconductors                      4.1
      Telecommunications                  3.8
      Other                              16.2

* All information is as of October 31, 2001. Please note that Portfolio holdings are subject to change.
@ As a percentage of total common stock.
+ As a percentage of total U.S. equity segment.


6 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Historical Performance -- Class A Shares


                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions  Return/(1)+/
--------------------------------------------------------------------------------
10/31/01               $ 9.64     $8.10     $0.00       $0.00        (15.98)%
------------------------------------------------------------------------------
Inception* -- 4/30/01   11.40      9.64      0.00        0.00        (15.44)
--------------------------------------------------------------------------------
 Total                                      $0.00       $0.00
--------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions  Return/(1)+/
--------------------------------------------------------------------------------
10/31/01               $ 9.58     $8.02     $0.00       $0.00        (16.28)%
------------------------------------------------------------------------------
Inception* -- 4/30/01   11.40      9.58      0.00        0.00        (15.96)
--------------------------------------------------------------------------------
 Total                                      $0.00       $0.00
--------------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions  Return/(1)+/
--------------------------------------------------------------------------------
10/31/01               $ 9.58     $8.02     $0.00       $0.00        (16.28)%
------------------------------------------------------------------------------
Inception* -- 4/30/01   11.40      9.58      0.00        0.00        (15.96)
--------------------------------------------------------------------------------
 Total                                      $0.00       $0.00
--------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.


7 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Average Annual Total Returns

                                                     Without Sales Charges/(1)/
                                                    ------------------------
                                                    Class A   Class B  Class L
  ------------------------------------------------------------------------------
  Six Months Ended 10/31/01+                        (15.98)%  (16.28)% (16.28)%
  ----------------------------------------------------------------------------
  Year Ended 10/31/01                               (27.35)   (27.88)  (27.88)
  ----------------------------------------------------------------------------
  Inception* through 10/31/01                       (22.56)   (23.13)  (23.13)
  ------------------------------------------------------------------------------

                                                      With Sales Charges/(2)/
                                                    ------------------------
                                                    Class A   Class B  Class L
  ------------------------------------------------------------------------------
  Six Months Ended 10/31/01+                        (20.20)%  (20.47)% (17.98)%
  ----------------------------------------------------------------------------
  Year Ended 10/31/01                               (31.01)   (31.48)  (29.30)
  ----------------------------------------------------------------------------
  Inception* through 10/31/01                       (25.47)   (25.44)  (23.73)
  ------------------------------------------------------------------------------

 Cumulative Total Returns

                                                  Without Sales Charges/(1)/
------------------------------------------------------------------------------
Class A (Inception* through 10/31/01)                      (28.95)%
------------------------------------------------------------------------------
Class B (Inception* through 10/31/01)                      (29.65)
------------------------------------------------------------------------------
Class L (Inception* through 10/31/01)                      (29.65)
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
 *  Inception date for Class A, B and L shares is June 30, 2000.
 + Total return is not annualized, as it may not be representative of the total return for the year.


8 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Historical Performance (unaudited)


Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Premier Selections Global Growth Fund vs. Russell 2500 Growth
Index and MSCI EAFE Index+
--------------------------------------------------------------------------------
                           June 2000 -- October 2001


                                    [CHART]

                Smith Barney  Smith Barney  Smith Barney
                Premier       Premier       Premier
                Selections    Selections    Selections
                Global        Global        Global
                Growth        Growth        Growth       Russell
                Fund-         Fund-         Fund-        2500
                Class A       Class B       Class L      Growth     MSCI EAFE
                Shares        Shares        Shares       Index      Index

Jun 30, 2000    9500          10000         9896         10000      10000
Oct 2000        9292           9754         9653          9106       8977
Apr 2001        8033           8404         8316          7225       8248
Oct 31,2001     6750           6754         6962          6092       6731


+Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on June 30, 2000, assuming deduction of the 5.00% and 1.00% maximum initial sales charges at the time of investment for Class A and L shares and the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively. It also reflects reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


9 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Schedule of Investments (unaudited)                           October 31, 2001



  SHARES                         SECURITY                           VALUE
  ----------------------------------------------------------------------------
  COMMON STOCK -- 100%
  ---------------------------------------------------------------------------
  ----------------------------------------------------------------------------
  U.S. EQUITY SEGMENT -- 62.8%
  Biotechnology -- 16.4%
   42,100 Amgen Inc.*                                            $  2,392,122
  105,000 Chiron Corp.*                                             5,651,100
   71,000 COR Therapeutics, Inc.*                                   1,599,630
   24,800 Genentech, Inc.*                                          1,295,800
   95,000 Genzyme Corp. -- General Division*                        5,125,250
   72,400 ImClone Systems Inc.*                                     4,556,856
  150,000 Isis Pharmaceuticals, Inc.*                               3,114,000
   75,000 Nanogen, Inc.*                                              682,500
  ---------------------------------------------------------------------------
                                                                   24,417,258
  ---------------------------------------------------------------------------
  Broadcasting/Cable -- 8.5%
   55,000 Cablevision Systems Corp. -- NY Group, Class A Shares*    1,883,750
   27,500 Cablevision Systems Corp. -- Rainbow Media Group*           587,125
  122,200 Comcast Corp., Class A Special Shares*                    4,379,648
  227,100 Liberty Media Corp., Class A Shares*                      2,654,799
   83,700 Viacom Inc., Class B Shares*                              3,055,887
  ---------------------------------------------------------------------------
                                                                   12,561,209
  ---------------------------------------------------------------------------
  Computer Hardware -- 2.1%
  380,000 Maxtor Corp.*                                             1,862,000
  150,000 Quantum Corp. -- DLT & Storage Systems*                   1,264,500
  ---------------------------------------------------------------------------
                                                                    3,126,500
  ---------------------------------------------------------------------------
  Diversified Technology -- 1.9%
   89,400 AOL Time Warner Inc.*                                     2,790,174
  ---------------------------------------------------------------------------
  Drug Delivery/Testing -- 1.7%
  100,000 Alkermes, Inc.*                                           2,565,000
  ---------------------------------------------------------------------------
  Electronics - Military -- 2.7%
   47,000 L-3 Communications Holdings, Inc.*                        4,082,890
  ---------------------------------------------------------------------------
  Energy -- 2.3%
  100,000 Weatherford International, Inc.*                          3,423,000
  ---------------------------------------------------------------------------
  Financial Services -- 6.5%
   70,000 Lehman Brothers Holdings Inc.                             4,372,200
   36,000 Merrill Lynch & Co., Inc.                                 1,573,560
  201,600 Roslyn Bancorp, Inc.                                      3,659,040
  ---------------------------------------------------------------------------
                                                                    9,604,800
  ---------------------------------------------------------------------------
  Healthcare - Miscellaneous -- 2.2%
   50,000 IGEN International, Inc.*                                 1,470,500
   30,384 Johnson & Johnson                                         1,759,537
  ---------------------------------------------------------------------------
                                                                    3,230,037
  ---------------------------------------------------------------------------
  Managed Healthcare Providers -- 2.7%
   60,000 UnitedHealth Group Inc.                                   3,945,000
  ---------------------------------------------------------------------------
  Multi-Industry -- 3.6%
  110,000 Tyco International Ltd.                                   5,405,400
  ---------------------------------------------------------------------------

                      See Notes to Financial Statements.


10 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Schedule of Investments (unaudited) (continued)               October 31, 2001


   SHARES                          SECURITY                           VALUE
  -----------------------------------------------------------------------------
  Pharmaceuticals -- 7.2%
     50,000 Forest Laboratories, Inc.*                             $ 3,719,000
    116,000 IDEC Pharmaceuticals Corp.*                              6,957,680
  ----------------------------------------------------------------------------
                                                                    10,676,680
  ----------------------------------------------------------------------------
  Semiconductors -- 2.6%
    100,000 Intel Corp.                                              2,442,000
     60,000 Micron Technology, Inc.*                                 1,365,600
  ----------------------------------------------------------------------------
                                                                     3,807,600
  ----------------------------------------------------------------------------
  Telecommunications -- 2.4%
    130,000 Adaptive Broadband Corp.*                                    1,300
    175,000 C-COR.net Corp.*                                         1,198,750
    150,000 TyCom, Ltd.*                                             2,298,000
  ----------------------------------------------------------------------------
                                                                     3,498,050
  ----------------------------------------------------------------------------
            TOTAL U.S. EQUITY SEGMENT(Cost -- $110,785,389)         93,133,598
  ----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  INTERNATIONAL EQUITY SEGMENT -- 37.2%
  Canada -- 2.5%
     70,000 BCE Emergis Inc.*                                        1,649,861
     60,000 Celestica Inc.*                                          2,075,876
  ----------------------------------------------------------------------------
                                                                     3,725,737
  ----------------------------------------------------------------------------
  Denmark -- 1.4%
     50,000 Novo Nordisk A/S                                         2,026,113
  ----------------------------------------------------------------------------
  Finland -- 1.1%
     73,000 Nokia Oyj                                                1,495,155
      7,000 Nokia Oyj, Sponsored ADR                                   143,570
  ----------------------------------------------------------------------------
                                                                     1,638,725
  ----------------------------------------------------------------------------
  France -- 3.0%
     80,000 Axa                                                      1,748,530
     24,000 Groupe Danone                                            2,773,903
  ----------------------------------------------------------------------------
                                                                     4,522,433
  ----------------------------------------------------------------------------
  Germany -- 1.1%
     25,000 Marschollek, Lautenschlaeger und Partner AG              1,672,976
  ----------------------------------------------------------------------------
  Hong Kong -- 3.5%
    201,037 HSBC Holdings PLC                                        2,177,901
    251,000 Hutchison Whampoa Ltd.                                   2,027,308
  1,068,000 Li & Fung Ltd.                                           1,020,077
  ----------------------------------------------------------------------------
                                                                     5,225,286
  ----------------------------------------------------------------------------
  Ireland -- 1.5%
     50,000 Elan Corp. PLC, Sponsored ADR*                           2,282,500
  ----------------------------------------------------------------------------
  Israel -- 1.1%
     60,000 Amdocs Ltd.*                                             1,566,600
  ----------------------------------------------------------------------------
  Italy -- 1.4%
    200,000 San Paolo -- IMI S.p.A.                                  2,099,315
  ----------------------------------------------------------------------------

                      See Notes to Financial Statements.


11 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Schedule of Investments (unaudited) (continued)               October 31, 2001


  SHARES                          SECURITY                            VALUE
 -------------------------------------------------------------------------------
 Japan -- 2.3%
    20,000 Murata Manufacturing Co., Ltd.                          $  1,253,417
        72 NTT DoCoMo, Inc.                                             975,315
    33,000 Sony Corp.                                                 1,246,807
 ------------------------------------------------------------------------------
                                                                      3,475,539
 ------------------------------------------------------------------------------
 Mexico -- 1.8%
 1,210,000 Wal-Mart de Mexico S.A. de CV                              2,612,901
 ------------------------------------------------------------------------------
 Netherlands -- 0.1%
   150,000 United Pan-Europe Communications NV*                          82,300
 ------------------------------------------------------------------------------
 Norway -- 1.5%
   220,000 Tomra Systems ASA                                          2,187,714
 ------------------------------------------------------------------------------
 Singapore -- 2.1%
   202,000 Singapore Press Holdings Ltd.                              1,750,693
   260,000 Venture Manufacturing (Singapore) Ltd.                     1,376,265
 ------------------------------------------------------------------------------
                                                                      3,126,958
 ------------------------------------------------------------------------------
 Spain -- 1.2%
   241,000 Amadeus Global Travel Distribution S.A.                    1,302,772
    20,000 Sogecable, S.A.*                                             449,725
 ------------------------------------------------------------------------------
                                                                      1,752,497
 ------------------------------------------------------------------------------
 Sweden -- 1.8%
   157,000 Securitas AB                                               2,612,521
 ------------------------------------------------------------------------------
 Switzerland -- 4.3%
    75,000 Mettler-Toledo International Inc.*                         3,443,250
    80,000 Novartis AG                                                2,991,500
 ------------------------------------------------------------------------------
                                                                      6,434,750
 ------------------------------------------------------------------------------
 United Kingdom -- 5.5%
   348,500 Capita Group PLC                                           2,202,258
   170,000 Guardian IT PLC                                              884,114
   434,203 Serco Group PLC                                            2,301,164
   194,000 Taylor Nelson Sofres PLC                                     523,939
 1,002,766 Vodafone Group PLC                                         2,316,183
 ------------------------------------------------------------------------------
                                                                      8,227,658
 ------------------------------------------------------------------------------
           TOTAL INTERNATIONAL EQUITY SEGMENT(Cost -- $90,878,943)   55,272,523
 ------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%(Cost -- $201,664,332**)       $148,406,121
 ------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


12 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Statement of Assets and Liabilities (unaudited)               October 31, 2001



ASSETS:
   Investments, at value (Cost -- $201,664,332)                                     $148,406,121
   Receivable for Fund shares sold                                                       200,696
   Dividends and interest receivable                                                      90,388
--------------------------------------------------------------------------------------------------
   Total Assets                                                                      148,697,205
--------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank                                                                       912,816
   Investment advisory fee payable                                                       110,026
   Distribution fees payable                                                              55,012
   Payable for Fund shares purchased                                                         116
   Accrued expenses                                                                      206,790
--------------------------------------------------------------------------------------------------
   Total Liabilities                                                                   1,284,760
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $147,412,445
--------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                                      $     18,355
   Capital paid in excess of par value                                               218,138,230
   Accumulated net investment loss                                                    (1,326,403)
   Accumulated net realized loss from security transactions and foreign currencies   (16,159,944)
   Net unrealized depreciation of investments and foreign currencies                 (53,257,793)
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $147,412,445
--------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                             1,659,759
------------------------------------------------------------------------------------------------
   Class B                                                                             2,239,596
------------------------------------------------------------------------------------------------
   Class L                                                                            14,455,647
------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                          $8.10
------------------------------------------------------------------------------------------------
   Class B *                                                                               $8.02
------------------------------------------------------------------------------------------------
   Class L **                                                                              $8.02
------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                       $8.53
------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                       $8.10
--------------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                      See Notes to Financial Statements.


13 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Statement of Operations (unaudited)  For the Six Months Ended October 31, 2001


INVESTMENT INCOME:
   Dividends                                                    $    465,973
   Interest                                                           10,647
   Less: Foreign withholding tax                                     (41,484)
------------------------------------------------------------------------------
   Total Investment Income                                           435,136
------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                        822,230
   Investment advisory fee (Note 2)                                  704,492
   Shareholder and system servicing fees                             115,394
   Registration fees                                                  36,215
   Shareholder communications                                         26,659
   Custody                                                            26,077
   Audit and legal                                                    19,538
   Directors' fees                                                     7,572
   Other                                                               3,980
------------------------------------------------------------------------------
   Total Expenses                                                  1,762,157
------------------------------------------------------------------------------
Net Investment Loss                                               (1,327,021)
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)      (9,734,521)
     Foreign currency transactions                                       618
------------------------------------------------------------------------------
   Net Realized Loss                                              (9,733,903)
------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation From:
     Security transactions                                       (20,407,395)
     Foreign currency transactions                                     1,040
------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                       (20,406,355)
------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                   (30,140,258)
------------------------------------------------------------------------------
Decrease in Net Assets From Operations                          $(31,467,279)
------------------------------------------------------------------------------

                      See Notes to Financial Statements.


14 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Statements of Changes in Net Assets




For the Six Months Ended October 31, 2001 (unaudited) and the Period Ended April 30, 2001(a)

                                                                    October 31     April 30
-----------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                             $ (1,327,021) $ (2,571,988)
   Net realized loss                                                 (9,733,903)   (6,424,130)
   Increase in net unrealized depreciation                          (20,406,355)  (32,851,438)
-----------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                           (31,467,279)  (41,847,556)
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     --            --
-----------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                 --            --
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                   3,969,834   286,433,284
   Cost of shares reacquired                                        (28,707,483)  (40,968,355)
-----------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions   (24,737,649)  245,464,929
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   (56,204,928)  203,617,373
NET ASSETS:
   Beginning of period                                              203,617,373            --
-----------------------------------------------------------------------------------------------
   End of period*                                                  $147,412,445  $203,617,373
-----------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                      $(1,326,403)           --
-----------------------------------------------------------------------------------------------

(a) For the period from June 30, 2000 (commencement of operations) to April 30, 2001.

                      See Notes to Financial Statements.


15 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Smith Barney Premier Selections Global Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios:
Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Group Spectrum Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Large Cap Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2001, reclassifications were made to the capital accounts of the Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, accumulated net investment loss amounting to $2,570,695 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays SBFM an advisory fee calculated at an annual rate of 0.80% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended October 31, 2001, the Portfolio paid transfer agent fees of $87,919 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the six months ended October 31, 2001, SSB and its affiliates did not receive any brokerage commissions.


16 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended October 31, 2001, SSB received sales charges of $13,000 and $14,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB for the six months ended October 31, 2001 were approximately:

                                                             Class B  Class L
 ------------------------------------------------------------------------------
 CDSCs                                                       $130,000 $152,000
 -----------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended October 31, 2001, total Distribution Plan fees were as follows:

                                                     Class A Class B  Class L
-------------------------------------------------------------------------------
Distribution Plan Fees                               $19,462 $104,395 $698,373
------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------------
Purchases                                                          $   478,760
------------------------------------------------------------------------------
Sales                                                               23,845,953
------------------------------------------------------------------------------

At October 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------------
Gross unrealized appreciation                                    $ 16,782,810
Gross unrealized depreciation                                     (70,041,021)
------------------------------------------------------------------------------
Net unrealized depreciation                                      $(53,258,211)
------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended October 31, 2001, the Portfolio did not enter into any reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are


17 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders
received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 2001, the Portfolio did not hold any futures contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2001, the Portfolio did not have any securities on loan.

8. Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the six months ended October 31, 2001, the Portfolio did not enter into any written call or put option contracts.

9. Securities Traded on a When-Issued Basis

The Portfolio may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Beginning on the date the Portfolio enters into a when-issued transaction, cash or other liquid securities are segregated in the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.


18 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

10.Capital Loss Carryforward

At April 30, 2001, the Portfolio had, for Federal income tax purposes, approximately $2,213,000 of unused capital loss carryforwards available to offset future capital gains expiring April 30, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

11.Capital Shares

At October 31, 2001, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At October 31, 2001, total paid-in capital amounted to the following for each class:

                                   Class A     Class B     Class L
           -----------------------------------------------------------
           Total Paid-in Capital $19,431,960 $26,234,905 $172,489,720
           ----------------------------------------------------------

Transactions in shares of each class were as follows:

                            Six Months Ended            Period Ended
                            October 31, 2001           April 30, 2001*
                        ------------------------  ------------------------
                          Shares       Amount       Shares       Amount
----------------------------------------------------------------------------
Class A
Shares sold                 90,707  $    810,229   2,985,728  $ 33,893,142
Shares reacquired         (267,268)   (2,321,873) (1,149,408)  (12,840,536)
---------------------------------------------------------------------------
Net Increase (Decrease)   (176,561) $ (1,511,644)  1,836,320  $ 21,052,606
---------------------------------------------------------------------------
Class B
Shares sold                162,875  $  1,420,514   2,819,505  $ 31,975,773
Shares reacquired         (363,385)   (3,090,030)   (379,399)   (3,769,331)
---------------------------------------------------------------------------
Net Increase (Decrease)   (200,510) $ (1,669,516)  2,440,106  $ 28,206,442
---------------------------------------------------------------------------
Class L
Shares sold                195,638  $  1,739,091  19,388,031  $220,564,369
Shares reacquired       (2,703,082)  (23,295,580) (2,424,940)  (24,358,488)
---------------------------------------------------------------------------
Net Increase (Decrease) (2,507,444) $(21,556,489) 16,963,091  $196,205,881
---------------------------------------------------------------------------

* For the period from June 30, 2000 (inception date) through April 30, 2001.

19 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Financial Highlights



For a share of each class of capital stock outstanding throughout the period ended April 30, unless otherwise noted:

  Class A Shares                                     2001/(1)(2)/ 2001/(2)(3)/
  -----------------------------------------------------------------------------
  Net Asset Value, Beginning of Period                   $9.64       $11.40
  -----------------------------------------------------------------------------
  Loss From Operations:
    Net investment loss                                  (0.04)       (0.06)
    Net realized and unrealized loss                     (1.50)       (1.70)
  -----------------------------------------------------------------------------
  Total Loss From Operations                             (1.54)       (1.76)
  -----------------------------------------------------------------------------
  Less Distributions From:
    Net investment income                                   --           --
  -----------------------------------------------------------------------------
  Total Distributions                                       --           --
  -----------------------------------------------------------------------------
  Net Asset Value, End of Period                         $8.10       $ 9.64
  -----------------------------------------------------------------------------
  Total Return++                                        (15.98)%     (15.44)%
  -----------------------------------------------------------------------------
  Net Assets, End of Period (000s)                     $13,448      $17,701
  -----------------------------------------------------------------------------
  Ratios to Average Net Assets+:
    Other expenses                                        1.34%        1.36%
    Interest expense                                        --         0.01
    Total expenses                                        1.34         1.37
    Net investment loss                                  (0.84)       (0.69)
  -----------------------------------------------------------------------------
  Portfolio Turnover Rate                                    0%          11%
  -----------------------------------------------------------------------------

(1) For the six months ended October 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) For the period from June 30, 2000 (inception date) to April 30, 2001. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


20 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

For a share of each class of capital stock outstanding throughout the period ended April 30, unless otherwise noted:

Class B Shares                                     2001/(1)(2)/ 2001/(2)(3)/
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $9.58       $11.40
-----------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                  (0.07)       (0.13)
  Net realized and unrealized loss                     (1.49)       (1.69)
-----------------------------------------------------------------------------
Total Loss From Operations                             (1.56)       (1.82)
-----------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                   --           --
-----------------------------------------------------------------------------
Total Distributions                                       --           --
-----------------------------------------------------------------------------
Net Asset Value, End of Period                         $8.02       $ 9.58
-----------------------------------------------------------------------------
Total Return++                                        (16.28)%     (15.96)%
-----------------------------------------------------------------------------
Net Assets, End of Period (000s)                     $17,965      $23,375
-----------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Other expenses                                        2.10%        2.11%
  Interest expense                                        --         0.01
  Total expenses                                        2.10         2.12
  Net investment loss                                  (1.61)       (1.45)
-----------------------------------------------------------------------------
Portfolio Turnover Rate                                    0%          11%
-----------------------------------------------------------------------------

(1) For the six months ended October 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) For the period from June 30, 2000 (inception date) to April 30, 2001. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


21 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

For a share of each class of capital stock outstanding throughout the period ended April 30, unless otherwise noted:

Class L Shares                       2001/(1)(2)/ 2001/(2)(3)/
---------------------------------------------------------------
Net Asset Value, Beginning of Period     $9.58       $11.40
---------------------------------------------------------------
Loss From Operations:
 Net investment loss                     (0.07)       (0.12)
 Net realized and unrealized loss        (1.49)       (1.70)
---------------------------------------------------------------
Total Loss From Operations               (1.56)       (1.82)
---------------------------------------------------------------
Less Distributions From:
 Net investment income                      --           --
---------------------------------------------------------------
Total Distributions                         --           --
---------------------------------------------------------------
Net Asset Value, End of Period           $8.02       $ 9.58
---------------------------------------------------------------
Total Return++                          (16.28)%     (15.96)%
---------------------------------------------------------------
Net Assets, End of Period (000s)      $115,999     $162,541
---------------------------------------------------------------
Ratios to Average Net Assets+:
 Other expenses                           2.07%        2.07%
 Interest expense                           --         0.01
 Total expenses                           2.07         2.08
 Net investment loss                     (1.57)       (1.39)
---------------------------------------------------------------
Portfolio Turnover Rate                     0 %          11%
---------------------------------------------------------------

(1) For the six months ended October 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) For the period from June 30, 2000 (inception date) to April 30, 2001. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


22 Smith Barney Premier Selections Global Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

                                 SMITH BARNEY
                              PREMIER SELECTIONS
                              GLOBAL GROWTH FUND



          DIRECTORS                   INVESTMENT ADVISER
          Paul R. Ades                Smith Barney Fund Management LLC
          Herbert Barg
          Dwight B. Crane             DISTRIBUTORS
          Frank Hubbard               Salomon Smith Barney Inc.
          Heath B. McLendon, Chairman PFS Distributors, Inc.
          Jerome Miller
          Ken Miller                  CUSTODIAN
                                      PFPC Trust Company
          OFFICERS
          Heath B. McLendon           TRANSFER AGENT
          President and               Citi Fiduciary Trust Company
          Chief Executive Officer     125 Broad Street, 11th Floor
                                      New York, New York 10004
          Lewis E. Daidone
          Senior Vice President and   SUB-TRANSFER AGENT
          Treasurer                   PFPC Global Fund Services
                                      P.O. Box 9699
          Richard Freeman             Providence, Rhode Island
          Vice President and          02940-9699
          Investment Officer
                                      PFS Shareholder Services
          Jeffrey J. Russell          3100 Breckinridge Blvd.
          Vice President and          Duluth, Georgia 30099
          Investment Officer

          Paul A. Brook
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney Premier Selections Global Growth Fund





 This report is submitted for the general information of shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Premier Selections Global Growth Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



 [LOGO] SalomonSmithBarney
 A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02106 12/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                                  HANSBERGER
                               GLOBAL VALUE FUND
--------------------------------------------------------------------------------

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  OCTOBER 31, 2001

                                                                       [LOGO]

                      [LOGO] Smith Barney                  HANSBERGER
              Mutual Funds                                   GLOBAL
       Your Serious Money. Professionally Managed./SM/   INVESTORS, INC.

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

 Smith Barney Hansberger Global Value Fund



The Smith Barney Hansberger Global Value Fund seeks long-term capital growth by investing primarily in the common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers.

                    NASDAQ Symbol
                    -------------
Class A                 SGLAX
Class B                 SGLBX
Class L                 SGLCX


 WHAT'S INSIDE

Shareholder Letter...............................  1

Historical Performance...........................  4

Fund at a Glance.................................  6

Schedule of Investments..........................  7

Statement of Assets and Liabilities.............. 10

Statement of Operations.......................... 11

Statements of Changes in Net Assets.............. 12

Notes to Financial Statements.................... 13

Financial Highlights............................. 19

 Shareholder Letter

[PHOTO]

HEATH B. MCLENDON
Chairman
                         [PHOTO]

                         THOMAS L. HANSBERGER, CFA, CIC
                         Chairman and Chief Executive Officer Hansberger Global Investors, Inc.

Dear Shareholder:
We herewith present the semi-annual report for the Smith Barney Hansberger Global Value Fund ("Portfolio") for the period ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the six months ended October 31, 2001, the Portfolio's Class A shares, without sales charges, returned negative 15.86%. In comparison, the Morgan Stanley Capital International All Country World Free Index ("MSCI World Free Index")/1/ returned negative 16.47% for the same period. Please note that past performance is not indicative of future results.

Investment Strategy
The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging markets issuers. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, as well as warrants and rights relating to equity securities.

We employ a "bottom-up"/2/ approach to security selection, focusing primarily on identifying individual securities that meet the Portfolio's value criteria. The Portfolio seeks to invest in companies that, in our opinion, have low share prices relative to their earnings, cash flow and/or net asset value.

Market and Portfolio Review
The events of September 11th exacerbated already weak uncertain economic conditions. Concerns over the slowing global economy, weakening corporate profits, weak labor markets and deteriorating consumer confidence characterized the period under review. The result was sharply lower equity prices worldwide, as indicated by the performance of the benchmark MSCI World Free Index. A more in-depth look at this benchmark's return shows the broad-based nature of the sell-off in global equities: Each of the six geographic regions and all 10 economic sectors represented by the MSCI World Free Index delivered negative returns during the period. Clearly, there was no place to hide.

While the Portfolio did not escape negative performance results, it did manage to outperform the preceding benchmark during the period. To shed some light on the impact of the September 11th terrorist attacks on investment returns, the Portfolio and the MSCI World Free Index posted negative returns of 12.86% and 9.13%, respectively, for the month of September 2001.

For most of the six-month period, the Portfolio's sector allocation reflected our earlier forecast that sharply lower interest rates and fiscal stimulus measures being implemented in the U.S. would ease the burden of a slowing economy on both companies and consumers. Our projection at the time was that such an outcome would lead to an eventual recovery in economic growth in early 2002. This assumption, along with compelling valuations at the company level, led us to invest in economically sensitive sectors such as consumer discretionary, industrials, materials, financials, energy and technology.

--------
1The MSCI World Free Index represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note that an investor cannot invest directly in an index.
2Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

1 Smith Barney Hansberger Global Value Fund  | 2001 Semi-Annual Report to
                                 Shareholders

Unfortunately, after performing well early in the year 2001, the Portfolio's investments in these sectors were most negatively impacted by the market downturn after the events of September 11th. As one would expect, the Portfolio's investments in the traditionally defensive healthcare and consumer staples sectors performed well in this environment of uncertainty. This factor, along with the strong performance of the Portfolio's investments in the materials sector, was the main contributor to the Portfolio's outperformance relative to the MSCI World Free Index during the period.

Over the past several weeks, our global industry analysts re-evaluated each of the Portfolio's investments. The outcome of their analysis has led to some changes in the Portfolio's holdings, as indiscriminate selling in the market created, in our opinion, a tremendous buying opportunity for stocks of some of the world's largest and best-managed companies from our perspective. As a result of these findings, we added several new investments to the Portfolio and sold others. We believe the common characteristics among these new investments include: dominance within their respective markets, a strong product or service profile, strong management teams, financial strength, and of course, attractive valuations. Previously, these companies had traded well above our assessments of their fair values. However, we believed the recent sharp drop in equity prices provided a buying opportunity as the stock prices of many of these companies fell well below what we deemed to be their intrinsic values. This bottom up assessment led to an increase in the Portfolio's exposure to companies in the energy, consumer staples, financials and utilities sectors, primarily those in the U.S. and Europe.

An example of a new investment for the Portfolio was our purchase in October 2001 in shares of AES Corp., a U.S. based independent power producer. We monitored AES closely for some time, and while we have traditionally looked favorably on the company's focused global strategy, its positive shareholder orientation and strong management team, the stock's high valuation, in our opinion, had been an impediment. When the company's stock price corrected following an announcement that the company would not achieve analysts' earnings projections for 2001, we reacted quickly by adding shares of AES to the Portfolio. At the time of purchase, AES was trading well below our assessment of its intrinsic value. While there can be no assurances, we anticipate that, despite having missed a quarter of earnings estimates, AES will deliver significant upside returns for the Portfolio over the long-term.

Our decision to sell several of the Portfolio's holdings during the period was attributable to: deteriorating company fundamentals, the availability of better alternatives following recent market weakness, and/or the achievement of our share price objectives. For example, prior to September 2001, cruise line operator Royal Caribbean had been one of the Portfolio's top performers. Because of deterioration in consumer confidence and rising unemployment, however, we realized that it would become difficult for the company to keep its ships fully utilized. Considering the company's high level of financial leverage and our expectation that spending on leisure activities would decrease over the next several months, it was our opinion that the Portfolio's assets would be better positioned in companies that we perceived as stronger investments.

Portfolio and Market Outlook
While we are pleased that the Portfolio was able to outperform the benchmark MSCI World Free Index during the period, we are obviously dissatisfied with negative returns. We believe there are many reasons, however, to remain optimistic about the long-term prospects for equities. The key components to our long-term positive outlook include:
   . Accommodative global monetary policy and tame inflationary environment; . Ongoing corporate restructuring and "shareholder return-focused"
     managements;
   . Favorable global demographics (increasing savings and investment);
   . Continued global consolidation; and
   . Compelling equity valuations.


2 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

Following another volatile and difficult year for the equity markets, the Portfolio continues to reflect our view that there will be a rebound in global growth in 2002. While the investments in the Portfolio's holdings will not be immune from general market weakness, we believe that as calmness returns to the market and the appetite for equities increases, the Portfolio should be positioned to participate not only in the potential rewards of being in global equities, but also in the benefits of being in the sectors and companies that, in our view, are poised to benefit most from moderate economic growth. Of course, there can be no guarantees that this will, in fact, happen.

Thank you for investing in the Smith Barney Hansberger Global Value Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman
                                        /s/ Thomas L. Hansberger
                                        Thomas L. Hansberger, CFA, CIC
                                        Chairman and Chief Executive Officer
                                        Hansberger Global Investors, Inc.

November 17, 2001

Please note that the information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 7 through 9 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of October 31, 2001 and is subject to change.



3 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares



                                 Net Asset Value
                               -------------------
                               Beginning    End     Income      Total
Period Ended                   of Period of Period Dividends Returns/(1)/
--------------------------------------------------------------------------
10/31/01                        $11.79    $ 9.92     $0.00     (15.86)%+
-----------------------------------------------------------------------
4/30/01                          13.14     11.79      0.02     (10.10)
-----------------------------------------------------------------------
4/30/00                          12.00     13.14      0.03       9.75
-----------------------------------------------------------------------
4/30/99                          12.99     12.00      0.12      (6.56)
-----------------------------------------------------------------------
Inception* -- 4/30/98            11.40     12.99      0.02      14.13+
-----------------------------------------------------------------------
  Total                                              $0.19
-----------------------------------------------------------------------

 Historical Performance -- Class B Shares

                                 Net Asset Value
                               -------------------
                               Beginning    End     Income      Total
Period Ended                   of Period of Period Dividends Returns/(1)/
--------------------------------------------------------------------------
10/31/01                        $11.62    $ 9.74     $0.00     (16.18)%+
-----------------------------------------------------------------------
4/30/01                          13.03     11.62      0.00     (10.82)
-----------------------------------------------------------------------
4/30/00                          11.97     13.03      0.00       8.86
-----------------------------------------------------------------------
4/30/99                          12.96     11.97      0.04      (7.27)
-----------------------------------------------------------------------
Inception* -- 4/30/98            11.40     12.96      0.02      13.87+
-----------------------------------------------------------------------
  Total                                              $0.06
-----------------------------------------------------------------------

 Historical Performance -- Class L Shares

                                 Net Asset Value
                               -------------------
                               Beginning    End     Income      Total
Period Ended                   of Period of Period Dividends Returns/(1)/
--------------------------------------------------------------------------
10/31/01                        $11.62    $ 9.73     $0.00     (16.27)%+
-----------------------------------------------------------------------
4/30/01                          13.02     11.62      0.00     (10.75)
-----------------------------------------------------------------------
4/30/00                          11.97     13.02      0.00       8.77
-----------------------------------------------------------------------
4/30/99                          12.96     11.97      0.04      (7.27)
-----------------------------------------------------------------------
Inception* -- 4/30/98            11.40     12.96      0.02      13.87+
-----------------------------------------------------------------------
  Total                                              $0.06
-----------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                                 Net Asset Value
                               -------------------
                               Beginning    End     Income      Total
Period Ended                   of Period of Period Dividends Returns/(1)/
--------------------------------------------------------------------------
10/31/01                        $11.81    $ 9.95     $0.00     (15.75)%+
-----------------------------------------------------------------------
4/30/01                          13.16     11.81      0.08      (9.64)
-----------------------------------------------------------------------
4/30/00                          12.03     13.16      0.08      10.07
-----------------------------------------------------------------------
4/30/99                          13.00     12.03      0.15      (6.17)
-----------------------------------------------------------------------
Inception* -- 4/30/98            12.44     13.00      0.00       4.50+
-----------------------------------------------------------------------
  Total                                              $0.31
--------------------------------------------------------------------------
It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.


4 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Average Annual Total Returns



                                  Without Sales Charges/(1)/
                              -----------------------------------
                              Class A  Class B  Class L  Class Y
------------------------------------------------------------------
Six Months Ended 10/31/01+    (15.86)% (16.18)% (16.27)% (15.75)%
-----------------------------------------------------------------
Year Ended 10/31/01           (16.54)  (17.25)  (17.33)  (16.23)
-----------------------------------------------------------------
Inception* through 10/31/01    (3.10)   (3.85)   (3.87)   (5.44)
-----------------------------------------------------------------

                                    With Sales Charges/(2)/
                              -----------------------------------
                              Class A  Class B  Class L  Class Y
------------------------------------------------------------------
Six Months Ended 10/31/01+    (20.06)% (20.37)% (17.95)% (15.75)%
-----------------------------------------------------------------
Year Ended 10/31/01           (20.74)  (21.38)  (18.98)  (16.23)
-----------------------------------------------------------------
Inception* through 10/31/01    (4.38)   (4.35)   (4.13)   (5.44)
-----------------------------------------------------------------

 Cumulative Total Returns

                                        Without Sales Charges/(1)/
-------------------------------------------------------------------
Class A (Inception* through 10/31/01)                 (11.46)%
-----------------------------------------------------------------
Class B (Inception* through 10/31/01)                 (14.08)
-----------------------------------------------------------------
Class L (Inception* through 10/31/01)                 (14.17)
-----------------------------------------------------------------
Class Y (Inception* through 10/31/01)                 (18.43)
-----------------------------------------------------------------
(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 +Total return is not annualized, as it may not be representative of the total return for the year.
 *The inception date for Class A, B and L shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.


5 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Smith Barney Hansberger Global Value Fund at a Glance (unaudited)

Growth of $10,000 Invested in Class A, B and L Shares of the Smith Barney Hansberger Global Value Fund vs. MSCI All Country World Free Index+
--------------------------------------------------------------------------------
                         December 1997 -- October 2001

[CHART]
             Global          Global         Global                MSCI
             Value           Value          Value             All Country
  Date      Class A         Class B         Class L         World Free Index
  ----      -------         -------         -------         ----------------
Dec 19, 1997  9,500          10,000           9,896             10,000
Apr 1998     10,843          11,387          11,268             11,643
Apr 1999     10,131          10,559          10,449             13,399
Apr 2000     11,119          11,494          11,366             15,140
Apr 2001      9,996          10,250          10,144             11,832
Oct 31, 2001  8,411           8,421           8,494              8,856

+Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on December 19, 1997, assuming deduction of the maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. It also assumes the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively, and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2001. The Morgan Stanley Capital International ("MSCI") All Country World Free Index includes 47 markets, of which emerging markets represent approximately 9.5% and excludes shares which are not readily purchased by non-local investors. The performance of the Portfolio's other class may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                               Top Ten Holdings*#

        1. International Business Machines Corp.................... 3.1%
        2. Microsoft Corp.......................................... 2.5
        3. HSBC Holdings PLC....................................... 2.1
        4. Bank of America Corp.................................... 2.0
        5. FedEx Corp.............................................. 1.9
        6. Electronic Data Systems Corp............................ 1.8
        7. Verizon Communication Inc............................... 1.8
        8. ENI S.p.A............................................... 1.7
        9. The AES Corp............................................ 1.7
        10. Hutchinson Whampoa Ltd................................. 1.7
*All information is as of October 31, 2001. Please note that Portfolio holdings are subject to change.
#As a percentage of total stocks.
++As a percentage of total investments.

                            Investment Allocation*++



[CHART]

South America          1.2%
North America         44.9%
Asia/Pacific          17.1%
Europe                36.8%


6 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited)                           October 31, 2001




    SHARES                        SECURITY                          VALUE
    -------------------------------------------------------------------------
    STOCK -- 100.0%
    Brazil -- 1.2%
    103,000 Companhia Vale do Rio Doce ADR                       $ 2,154,760
    ------------------------------------------------------------------------
    Canada -- 0.6%
     32,000 Alcan Inc.                                               977,600
    ------------------------------------------------------------------------
    Finland -- 1.3%
    105,000 TietoEnator Oyj                                        2,354,875
    ------------------------------------------------------------------------
    France -- 6.2%
     87,000 Axa                                                    1,904,166
     18,500 Compagnie de Saint-Gobain                              2,574,420
     15,500 Group Danone                                           1,793,965
     57,000 Suez S.A.                                              1,793,299
     20,000 TotalFinaElf S.A.                                      2,810,178
    ------------------------------------------------------------------------
                                                                  10,876,028
    ------------------------------------------------------------------------
    Germany -- 3.0%
     32,000 E.On AG                                                1,657,284
     17,500 SAP AG                                                 1,796,893
     49,000 Volkswagen AG                                          1,866,877
    ------------------------------------------------------------------------
                                                                   5,321,054
    ------------------------------------------------------------------------
    Hong Kong -- 4.8%
    580,000 China Mobile Ltd. (a)                                  1,758,589
    341,581 HSBC Holdings PLC                                      3,700,461
    360,600 Hutchinson Whampoa Ltd.                                2,924,096
    ------------------------------------------------------------------------
                                                                   8,383,146
    ------------------------------------------------------------------------
    Ireland -- 1.1%
    220,000 Bank Of Ireland                                        1,967,665
    ------------------------------------------------------------------------
    Italy -- 1.7%
    235,000 ENI S.p.A.                                             2,944,247
    ------------------------------------------------------------------------
    Japan -- 9.8%
     52,300 Lawson, Inc.                                           1,841,534
     25,000 Mabuchi Motor Co., Ltd.                                2,062,824
    131,000 NEC Corp.                                              1,187,942
    143,000 Omron Corp.                                            1,822,475
     40,000 Promise Co., Ltd.                                      2,588,130
     19,000 ROHM COMPANY LIMITED                                   2,022,548
     98,000 SANKYO COMPANY, LIMITED                                1,905,478
    325,000 The Sumitomo Trust & Banking Co., Ltd.                 1,810,792
     44,800 TDK Corp.                                              1,991,029
    ------------------------------------------------------------------------
                                                                  17,232,752
    ------------------------------------------------------------------------
    Mexico -- 2.4%
     84,022 Cemex S.A. de C.V., ADR                                1,932,506
     64,200 Telefonos de Mexico S.A. de C.V. ADR, Class L Shares   2,186,652
    ------------------------------------------------------------------------
                                                                   4,119,158
    ------------------------------------------------------------------------
    Netherlands -- 1.9%
     67,784 ING Groep N.V. (a)                                     1,691,166
     79,500 Wolters Kluwer N.V.                                    1,669,840
    ------------------------------------------------------------------------
                                                                   3,361,006
    ------------------------------------------------------------------------

                      See Notes to Financial Statements.


7 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)               October 31, 2001

         SHARES                  SECURITY                     VALUE
         --------------------------------------------------------------
         Russia -- 1.4%
          53,600 OAO LUKoil Holdings ADR                   $ 2,358,400
         -------------------------------------------------------------
         Singapore -- 1.3%
         293,000 DBS Group Holdings Ltd.                     1,670,339
         131,000 Singapore Airlines Ltd.                       606,781
         -------------------------------------------------------------
                                                             2,277,120
         -------------------------------------------------------------
         South Korea -- 1.2%
         117,700 Pohang Iron & Steel Co., Ltd. ADR           2,018,555
         -------------------------------------------------------------
         Spain -- 2.0%
         283,000 Banco Santander Central Hispano S.A.        2,179,374
         116,000 Telefonica, S.A.                            1,393,776
         -------------------------------------------------------------
                                                             3,573,150
         -------------------------------------------------------------
         Sweden -- 2.2%
         100,000 Atlas Copco AB, Class B Shares              1,913,529
         166,000 Electrolux AB, Series B Shares              1,997,969
         -------------------------------------------------------------
                                                             3,911,498
         -------------------------------------------------------------
         Switzerland -- 6.4%
          11,800 Nestle S.A., Registered B Shares            2,449,752
          64,000 Novartis AG                                 2,396,718
          36,000 Roche Holding AG                            2,496,785
           8,700 Swisscom AG                                 2,416,223
           6,000 Zurich Financial Services AG                1,374,242
         -------------------------------------------------------------
                                                            11,133,720
         -------------------------------------------------------------
         United Kingdom -- 9.6%
         194,000 Amersham PLC                                1,711,134
         386,267 British Airways PLC                           839,809
         332,575 British Telecommunications PLC              1,678,304
         330,000 GUS PLC                                     2,325,194
         465,454 Kingfisher PLC                              2,166,101
         226,000 Lloyds TSB Group PLC                        2,276,039
         936,963 Rolls-Royce PLC                             2,037,114
         194,776 Standard Chartered PLC                      1,955,918
         255,000 Unilever PLC                                1,850,513
         -------------------------------------------------------------
                                                            16,840,126
         -------------------------------------------------------------
         United States -- 41.9%
         211,500 The AES Corp. (a)                           2,929,275
          80,000 Albertson's Inc.                            2,552,800
          44,400 American Home Products Corp.                2,478,852
          73,000 Applied Biosystems Group -- Applera Corp.   2,130,140
          59,300 Bank of America Corp.                       3,498,107
          45,000 Bristol-Myers Squibb Co.                    2,405,250
          60,000 Caterpillar, Inc.                           2,683,200
          65,000 Deere & Co.                                 2,404,350
          48,300 Electronic Data Systems Corp.               3,109,071
          80,000 FedEx Corp. (a)                             3,286,400
         185,300 The Gap, Inc.                               2,421,871
         100,000 Halliburton Co.                             2,469,000
          50,000 International Business Machines Corp.       5,403,500

                      See Notes to Financial Statements.


8 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)               October 31, 2001


          SHARES                 SECURITY                    VALUE
          -------------------------------------------------------------
          United States -- 41.9% (continued)
           72,200 J.P. Morgan Chase & Co.                 $  2,552,992
           40,300 Johnson & Johnson                          2,333,773
           47,500 Lafarge Corp.                              1,683,875
          104,000 McDonald's Corp.                           2,711,280
           40,000 Merrill Lynch & Co., Inc.                  1,748,400
           74,600 Microsoft Corp. (a)                        4,337,990
           60,100 NCR Corp. (a)                              2,130,545
           36,200 NIKE, Inc., Class B Shares                 1,786,832
           59,500 Pharmacia Corp.                            2,410,940
           55,000 Praxair, Inc.                              2,594,900
           37,000 The Procter & Gamble Co.                   2,729,860
           63,984 Qwest Communications International Inc.      828,604
           39,000 Schlumberger Ltd.                          1,888,380
          317,000 Unisys Corp. (a)                           2,830,810
           61,740 Verizon Communications Inc.                3,075,269
          ------------------------------------------------------------
                                                            73,416,266
          ------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $186,197,872*)                 $175,221,126
          ------------------------------------------------------------
          -------------------------------------------------------------

(a)Non-income producing security.
 *Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


9 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities (unaudited)               October 31, 2001

ASSETS:
   Investments, at value (Cost -- $186,197,872)                                   $175,221,126
   Foreign currency, at value (Cost -- $80)                                                 81
   Dividends and interest receivable                                                   537,141
   Receivable for Fund shares sold                                                       3,037
------------------------------------------------------------------------------------------------
   Total Assets                                                                    175,761,385
------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                  1,409,298
   Management fee payable                                                              192,707
   Payable for Fund shares purchased                                                   155,747
   Payable to bank                                                                     108,591
   Distribution fees payable                                                             8,692
   Payable for open forward foreign currency contracts (Note 6)                          7,352
   Accrued expenses                                                                    162,995
------------------------------------------------------------------------------------------------
   Total Liabilities                                                                 2,045,382
------------------------------------------------------------------------------------------------
Total Net Assets                                                                  $173,716,003
------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                                    $     17,496
   Capital paid in excess of par value                                             216,903,303
   Undistributed net investment income                                               1,043,066
   Accumulated net realized loss on security transactions and foreign currencies   (33,260,312)
   Net unrealized depreciation of investments and foreign currencies               (10,987,550)
------------------------------------------------------------------------------------------------
Total Net Assets                                                                  $173,716,003
------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                             742,235
------------------------------------------------------------------------------------------------
   Class B                                                                           1,493,919
------------------------------------------------------------------------------------------------
   Class L                                                                             462,894
------------------------------------------------------------------------------------------------
   Class Y                                                                          14,797,417
------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                        $9.92
------------------------------------------------------------------------------------------------
   Class B *                                                                             $9.74
------------------------------------------------------------------------------------------------
   Class L **                                                                            $9.73
------------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                        $9.95
------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                    $10.44
------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                     $9.83
------------------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


10 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Operations (unaudited)  For the Six Months Ended October 31, 2001


 INVESTMENT INCOME:
    Dividends                                                    $  1,995,680
    Interest                                                          125,259
    Less: Foreign withholding tax                                    (114,857)
 ------------------------------------------------------------------------------
    Total Investment Income                                         2,006,082
 ------------------------------------------------------------------------------
 EXPENSES:
    Management fee (Note 2)                                           946,464
    Distribution fees (Note 2)                                        127,821
    Custody                                                            48,539
    Registration fees                                                  41,825
    Shareholder and system servicing fees                              36,500
    Audit and legal                                                    20,093
    Shareholder communications                                         18,378
    Directors' fees                                                     7,803
    Other                                                               7,975
 ------------------------------------------------------------------------------
    Total Expenses                                                  1,255,398
 ------------------------------------------------------------------------------
 Net Investment Income                                                750,684
 ------------------------------------------------------------------------------
 REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 AND FOREIGN CURRENCIES (NOTE 3):
    Realized Loss From:
      Security transactions (excluding short-term securities)      (7,862,724)
      Foreign currency transactions                                  (133,653)
 ------------------------------------------------------------------------------
    Net Realized Loss                                              (7,996,377)
 ------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation (Note 10)             (25,684,190)
 ------------------------------------------------------------------------------
 Net Loss on Investments and Foreign Currencies                   (33,680,567)
 ------------------------------------------------------------------------------
 Decrease in Net Assets From Operations                          $(32,929,883)
 ------------------------------------------------------------------------------

                      See Notes to Financial Statements.


11 Smith Barney Hansberger Global Value Fund  | 2001 Semi-Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets



For the Six Months Ended October 31, 2001 (unaudited) and the Year Ended April 30, 2001

                                                                                     October 31     April 30
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                                            $    750,684  $   1,416,505
   Net realized loss                                                                  (7,996,377)   (17,043,523)
   Increase in net unrealized depreciation                                           (25,684,190)   (8,035,932 )
-----------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                                            (32,929,883)   (23,662,950)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                      --     (1,321,238)
-----------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                                  --     (1,321,238)
-----------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                                   16,426,242    158,944,573
   Net asset value of shares issued in connection with the transfer
     of Smith Barney Hansberger Global Small Cap Value Fund's net assets (Note 10)            --      7,877,684
   Net asset value of shares issued for reinvestment of dividends                             --         24,106
   Cost of shares reacquired                                                         (27,426,684)  (168,586,505)
-----------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions                               (11,000,442)    (1,740,142)
-----------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                               (43,930,325)   (26,724,330)

NET ASSETS:
   Beginning of period                                                               217,646,328    244,370,658
-----------------------------------------------------------------------------------------------------------------
   End of period*                                                                   $173,716,003  $ 217,646,328
-----------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                                    $1,043,066       $426,035
-----------------------------------------------------------------------------------------------------------------




                      See Notes to Financial Statements.

12 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Smith Barney Hansberger Global Value Fund ("Portfolio") is separate investment portfolio of the Smith Barney Investment Funds Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Small Cap Growth Fund, Smith Barney Small Cap Value Fund, Smith Barney Government Securities Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determine the existence of a dividend declaration after exercising reasonable due diligence;
(h) direct expenses are charged to each class; management fee and general expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2001, reclassifications were made to the capital account of the Portfolio to reflect permanent book/tax differences and income and gains available for distributions under tax income regulations. Accordingly, a portion of accumulated net realized loss amounting to $1,848,895 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by these adjustments; (l) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Portfolio from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.



13 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.95% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-advisory agreement with Hansberger Global Investors, Inc. ("Hansberger"). Pursuant to the sub-advisory agreement, Hansberger is responsible for the day-to-day portfolio operations and investment decisions of the Portfolio. SBFM pays Hansberger a fee of 0.50% of the average daily net assets of the Portfolio, for the services Hansberger provides as sub-investment adviser. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended October 31, 2001, the Portfolio paid transfer agent fees of $16,331 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group. For the six months ended October 31, 2001, SSB and its affiliates received brokerage commissions of $9,971.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended October 31, 2001, CDSC's paid to SSB and sales charges received by SSB were approximately:

                                    Class A Class B Class L
------------------------------------------------------------
CDSCs                               $4,000  $27,000     --
-----------------------------------------------------------
Sales charges                        4,000       -- $1,000
-----------------------------------------------------------
Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each class, respectively. For the six months ended October 31, 2001, total Distribution Plan fees incurred by the Portfolio were:

                                Class A Class B Class L
--------------------------------------------------------
Distribution Plan Fees          $12,210 $88,681 $26,930
-------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------
Purchases                 $45,574,778
-------------------------------------
Sales                      47,320,422
-------------------------------------

At October 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

---------------------------------------------------------
Gross unrealized appreciation               $ 13,467,725
Gross unrealized depreciation                (24,444,471)
---------------------------------------------------------
Net unrealized depreciation                 $(10,976,746)
---------------------------------------------------------


14 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended October 31, 2001, the Portfolio did not enter into any written covered call or put option contracts.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2001, the Portfolio did not hold any futures contracts.

6. Foreign Currency Exchange Contracts

At October 31, 2001, the Portfolio had open foreign currency exchange contracts as described below. The Portfolio records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or settlement of the contract. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates.


15 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

The unrealized loss on the open contracts is reflected in the accompanying financial statements as follows:

                                Local              Market      Settlement Unrealized
Foreign Currency               Currency            Value          Date       Loss
-------------------------------------------------------------------------------------
To Buy:
Euro Dollar                  597,891          $538,477          11/2/01    $(2,495)
Euro Dollar                  524,632           472,443          11/5/01     (2,192)
Japanese Yen               6,613,200            54,031          11/1/01       (942)
Japanese Yen              37,104,060           303,164          11/2/01       (937)
Singapore Dollar              74,961            41,094          11/2/01       (786)
------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign Currency Contracts             $(7,352)
------------------------------------------------------------------------------------

7. Concentration of Risk

The Portfolio's investments in foreign securities may involve risks not present in domestic investments.

Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

8. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2001, the Portfolio did not hold any securities on loan.

9. Capital Loss Carryforward

At April 30, 2001, the Portfolio had, for Federal income tax purposes, approximately $6,021,000 of unused capital loss carryforwards available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for the Portfolio is indicated below. Expiration occurs on April 30 of the year indicated:

                                             2006      2007       2008
--------------------------------------------------------------------------
Carryforward Amounts                       $547,000 $1,489,000 $3,985,000
-------------------------------------------------------------------------

16 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

10.Transfer of Net Assets

On December 1, 2000, the Portfolio acquired the assets and certain liabilities of the Smith Barney Hansberger Global Small Cap Value Fund pursuant to a plan of reorganization approved by Smith Barney Hansberger Global Small Cap Value Fund shareholders on December 1, 2000. Total shares issued by the Portfolio and the total net assets of the Smith Barney Hansberger Global Small Cap Value Fund and the Portfolio on the date of transfer were as follows:

                                                                                       Total Net Assets
                                                                                      of the Smith Barney
                                                                                       Hansberger Global
                                                                      Shares Issued     Small Cap Value   Total Net Assets
Acquired Fund                                                        by the Portfolio        Fund         of the Portfolio
---------------------------------------------------------------------------------------------------------------------------
Smith Barney Hansberger Global Small Cap Value Fund                      672,129          $7,877,684        $218,420,956
--------------------------------------------------------------------------------------------------------------------------

The total net assets of the Smith Barney Hansberger Global Small Cap Value Fund before acquisition included unrealized depreciation of $1,955,207, accumulated net realized loss of $5,143,033 and undistributed net investment loss of $13. Total net assets of the Portfolio immediately after the transfer were $226,298,640. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

11.Capital Shares

At October 31, 2001, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2001, total paid-in capital amounted to the following for the
Portfolio:

                            Class A     Class B    Class L     Class Y
--------------------------------------------------------------------------
Total Paid-in Capital      $9,607,432 $19,438,457 $5,991,864 $181,883,046
-------------------------------------------------------------------------

17 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

Transactions in shares of each class were as follows:

                                                            Six Months Ended              Year Ended
                                                            October 31, 2001            April 30, 2001
                                                        ------------------------  --------------------------
                                                          Shares       Amount       Shares        Amount
--------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                              1,552,783  $ 15,683,340   10,211,510  $ 128,447,995
Shares issued on reinvestment                                   --            --        1,984         24,106
Net asset value of shares issued in connection with the
 transfer of the Smith Barney Hansberger Global
 Small Cap Value Fund's net assets (Note 10)                    --            --      134,449      1,580,626
Shares reacquired                                       (1,689,901)  (17,318,607) (10,864,771)  (136,895,696)
-------------------------------------------------------------------------------------------------------------
Net Decrease                                              (137,118) $ (1,635,267)    (516,828) $  (6,842,969)
-------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                 14,387  $    155,847       54,244  $     653,681
Shares issued on reinvestment                                   --            --           --             --
Net asset value of shares issued in connection with the
 transfer of the Smith Barney Hansberger Global
 Small Cap Value Fund's net assets (Note 10)                    --            --      197,367      2,290,051
Shares reacquired                                         (282,157)   (3,061,024)    (948,199)   (11,548,100)
-------------------------------------------------------------------------------------------------------------
Net Decrease                                              (267,770) $ (2,905,177)    (696,588) $  (8,604,368)
-------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                 22,376  $    246,109    1,258,010  $  15,298,827
Shares issued on reinvestment                                   --            --           --             --
Net asset value of shares issued in connection with the
 transfer of the Smith Barney Hansberger Global
 Small Cap Value Fund's net assets (Note 10)                    --            --       52,487        608,501
Shares reacquired                                          (83,943)     (915,061)  (1,468,236)   (17,873,874)
-------------------------------------------------------------------------------------------------------------
Net Decrease                                               (61,567) $   (668,952)    (157,739) $  (1,966,546)
-------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                                 33,824  $    340,946    1,142,636  $  14,544,070
Shares issued on reinvestment                                   --            --           --             --
Net asset value of shares issued in connection with the
 transfer of the Smith Barney Hansberger Global
 Small Cap Value Fund's net assets (Note 10)                    --            --      287,826      3,398,506
Shares reacquired                                         (541,472)   (6,131,992)    (191,719)    (2,268,835)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                   (507,648) $ (5,791,046)   1,238,743  $  15,673,741
-------------------------------------------------------------------------------------------------------------

18 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares                           2001/(1)(2)/  2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(3)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $11.79      $13.14    $12.00    $12.99    $11.40
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(4)/                   0.02        0.05      0.06      0.37      0.05
 Net realized and unrealized gain (loss)     (1.89)      (1.38)     1.11     (1.24)     1.56
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.87)      (1.33)     1.17     (0.87)     1.61
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --       (0.02)    (0.03)    (0.12)    (0.02)
------------------------------------------------------------------------------------------------
Total Distributions                             --       (0.02)    (0.03)    (0.12)    (0.02)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 9.92      $11.79    $13.14    $12.00    $12.99
------------------------------------------------------------------------------------------------
Total Return                                (15.86)%++  (10.10)%    9.75%    (6.56)%   14.13%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $7,360     $10,367   $18,339   $16,974   $27,478
------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(4)/                                1.59%+      1.49%     1.42%     1.55%     1.71%+
 Net investment income                       0.33+        0.39      0.48      3.42      1.25+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         24%        74 %       50%       28%        1%
------------------------------------------------------------------------------------------------

Class B Shares                           2001/(1)(2)/  2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(3)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $11.62      $13.03    $11.97    $12.96    $11.40
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)/(4)/           (0.02)      (0.05)    (0.04)     0.29      0.02
 Net realized and unrealized gain (loss)     (1.86)      (1.36)     1.10     (1.24)     1.56
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.88)      (1.41)     1.06     (0.95)     1.58
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --          --        --     (0.04)    (0.02)
------------------------------------------------------------------------------------------------
Total Distributions                             --          --        --     (0.04)    (0.02)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 9.74      $11.62    $13.03    $11.97    $12.96
------------------------------------------------------------------------------------------------
Total Return                                (16.18)%++  (10.82)%    8.86%    (7.27)%   13.87%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $14,545     $20,476   $32,024   $33,316   $45,526
------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(4)/                                2.38%+      2.29%     2.19%     2.30%     2.48%+
 Net investment income (loss)                (0.33)+     (0.39)    (0.32)     2.66      0.52+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         24%         74%       50%       28%        1%
------------------------------------------------------------------------------------------------

(1)For the six months ended October 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from December 19, 1997 (inception date) to April 30, 1998.
(4)The manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share decrease in net investment income and the actual annualized expense ratios would have been as follows:

               Net Investment Income   Expense Ratios
                Per Share Decreases  Without Fee Waivers
                -------------------  -------------------
                           1998                 1998
                           ----                 ----
Class A Shares            $0.01                 2.09%
Class B Shares             0.01                 2.87

 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.

19 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class L Shares                           2001/(1)(2)/  2001/(2)/  2000/(2)/ 1999/(2)(3)/ 1998/(4)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $11.62       $13.02     $11.97     $12.96      $11.40
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)/(5)/           (0.02)       (0.05)     (0.04)      0.29        0.02
 Net realized and unrealized gain (loss)     (1.87)       (1.35)      1.09      (1.24)       1.56
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.89)       (1.40)      1.05      (0.95)       1.58
-----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --           --         --      (0.04)      (0.02)
-----------------------------------------------------------------------------------------------------
Total Distributions                             --           --         --      (0.04)      (0.02)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 9.73       $11.62     $13.02     $11.97      $12.96
-----------------------------------------------------------------------------------------------------
Total Return                                (16.27)%++   (10.75)%     8.77%     (7.27)%     13.87%++
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $4,505       $6,094     $8,886     $8,725     $11,060
-----------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(5)/                                2.39%+       2.29%      2.21%      2.30%       2.49%+
 Net investment income (loss)                (0.35)+      (0.44)     (0.34)      2.67        0.42+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         24%          74%        50%        28%          1%
-----------------------------------------------------------------------------------------------------

Class Y Shares                           2001/(1)(2)/  2001/(2)/  2000/(2)/  1999/(2)/   1998/(6)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $11.81       $13.16     $12.03     $13.00      $12.44
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(5)/                   0.05         0.10       0.11       0.40        0.00*
 Net realized and unrealized gain (loss)     (1.91)       (1.37)      1.10      (1.22)       0.56
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.86)       (1.27)      1.21      (0.82)       0.56
-----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --        (0.08)     (0.08)     (0.15)         --
-----------------------------------------------------------------------------------------------------
Total Distributions                             --        (0.08)     (0.08)     (0.15)         --
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 9.95       $11.81     $13.16     $12.03      $13.00
-----------------------------------------------------------------------------------------------------
Total Return                                (15.75)%++    (9.64)%    10.07%     (6.17)%      4.50%++
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $147,306     $180,709   $185,122   $159,574     $56,414
-----------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(5)/                                1.09%+       1.06%      1.06%      1.10%       1.47%+
 Net investment income                        0.93+        0.81       0.81       3.73        1.83+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         24%          74%        50%        28%          1%
-----------------------------------------------------------------------------------------------------

(1)For the six months ended October 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)On June 12, 1998, Class C shares were renamed Class L shares.
(4)For the period from December 19, 1997 (inception date) to April 30, 1998.
(5)The manager waived part of its fees for the period ended April 30, 1998. If such fees were not waived, the per share decreases in net investment income would have been $0.01 and $0.00*, and the actual annualized expense ratios would have been 2.88% and 1.85%, for Class L and Y shares, respectively.
(6)For the period from March 10, 1998 (inception date) to April 30, 1998. *Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.


20 Smith Barney Hansberger Global Value Fund | 2001 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                                  HANSBERGER
                               GLOBAL VALUE FUND



         DIRECTORS                   INVESTMENT MANAGER
         Paul R. Ades                Smith Barney Fund Management LLC
         Herbert Barg
         Dwight B. Crane             SUB-INVESTMENT ADVISER
         Frank Hubbard               Hansberger Global Investors, Inc.
         Heath B. McLendon, Chairman
         Jerome Miller               DISTRIBUTOR
         Ken Miller                  Salomon Smith Barney Inc.

         OFFICERS                    CUSTODIAN
         Heath B. McLendon           J.P. Morgan Chase & Co.
         President and
         Chief Executive Officer     TRANSFER AGENT
                                     Citi Fiduciary Trust Company
         Lewis E. Daidone            125 Broad Street, 11th Floor
         Senior Vice President       New York, New York 10004
         and Treasurer
                                     SUB-TRANSFER AGENT
         Paul A. Brook               PFPC Global Fund Services
         Controller                  P.O. Box 9699
                                     Providence, Rhode Island
         Christina T. Sydor          02940-9699
         Secretary

   Smith Barney Hansberger Global Value Fund



 This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Hansberger Global Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after January 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY HANSBERGER GLOBAL VALUE FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any of the above Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01490 12/01